                                                                   EXHIBIT 10.22


         ==============================================================
                              PURCHASE AGREEMENT

                                  dated as of

                                 July 7, 1998

                                     among

                           MOBILEMEDIA CORPORATION,

                       MOBILEMEDIA COMMUNICATIONS, INC.,

                 MOBILE COMMUNICATIONS CORPORATION OF AMERICA,

                         MOBILECOMM OF THE WEST, INC.,

                      MOBILECOMM OF THE SOUTHWEST, INC.,

                        MOBILECOMM OF TENNESSEE, INC.,

                    MOBILECOMM NATIONWIDE OPERATIONS, INC.,

                MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA),

                       MOBILEMEDIA DP PROPERTIES, INC.,

                            MOBILEMEDIA PCS, INC.,

                          DIAL PAGE SOUTHEAST, INC.,

                       RADIO CALL CO. OF VIRGINIA, INC.

                           MOBILEMEDIA PAGING, INC.,

                      MOBILECOMM OF THE SOUTHEAST, INC.,

                      MOBILECOMM OF THE NORTHEAST, INC.,

                 MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIERS
                               OPERATIONS, INC.,

                         MOBILECOMM OF FLORIDA, INC.,

                       MOBILECOMM OF THE MIDSOUTH, INC.,

                                FWS RADIO, INC.

                                      and

                             PINNACLE TOWERS INC.

         ==============================================================

                               TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I

     DEFINITIONS...........................................................   3
     SECTION 1.02.  Interpretation.........................................  11

ARTICLE II

     PURCHASE, SALE AND ASSUMPTION.........................................  12
     SECTION 2.01.  Purchase and Sale......................................  12
     SECTION 2.02.  Purchase Price.........................................  12
     SECTION 2.03.  Assumption of Liabilities..............................  12
     SECTION 2.04.  ASSETS IN "AS IS" CONDITION............................  13
     SECTION 2.05.  Excluded Assets........................................  13

ARTICLE III

     CLOSING...............................................................  14
     SECTION 3.01.  The Closing............................................  14
     SECTION 3.02.  Supplemental Payments to Sellers Regarding
                    Post-Closing Revenue Leases............................  17

ARTICLE IV

     REPRESENTATIONS AND WARRANTIES OF SELLER..............................  17
     SECTION 4.01.  Authorization; Contravention...........................  17
     SECTION 4.02.  Title to Assets........................................  18
     SECTION 4.03.  Legal Proceedings......................................  19
     SECTION 4.04.  Compliance With Law....................................  19
     SECTION 4.05.  Ground Leases and Revenue Leases.......................  19
     SECTION 4.06.  Environmental Matters..................................  19
     SECTION 4.07.  Certain Site and Tower Matters.........................  20
     SECTION 4.08.  Reaffirmation at Closing...............................  21

ARTICLE V

     REPRESENTATIONS AND WARRANTIES OF PURCHASER...........................  21
     SECTION 5.01.  Authorization; Contravention...........................  21
     SECTION 5.02.  Sufficient Funds.......................................  22
     SECTION 5.04.  Reaffirmation at Closing...............................  22

ARTICLE VI

     EXCLUSIVITY; COMPETING BIDS AND BIDDING PROCEDURES....................  22
     SECTION 6.01.  Bankruptcy Actions.....................................  22
     SECTION 6.02.  Exclusivity............................................  22
     SECTION 6.03.  Competing Bids.........................................  23

                                  CONTINUED)

                                                                            Page
     SECTION 6.04.  Purchaser's Liquidated Damages.........................  25
     SECTION 6.05.  Expense Reimbursement..................................  25

ARTICLE VII

     OTHER AGREEMENTS......................................................  25
     SECTION 7.01.  Conduct of the Business Pending Closing................  25
     SECTION 7.02.  Access.................................................  26
     SECTION 7.03.  Confidentiality........................................  27
     SECTION 7.04.  Maintenance of Records.................................  27
     SECTION 7.05.  Deposit; Liquidated Damages............................  28
     SECTION 7.06.  Pre-Closing Claims and Rights..........................  29
     SECTION 7.07.  Prorations.............................................  29
     SECTION 7.08.  Certain Seller Undertakings Regarding
                    Ground Leases, Sites and Related Matters...............  30
     SECTION 7.09.  Certain Post-Closing Obligations.......................  32
     SECTION 7.10.  Further Assurances.....................................  33
     SECTION 7.11.  Indemnification........................................  33

ARTICLE VIII

     TERMINATION OF AGREEMENT..............................................  37
     SECTION 8.01.  Termination............................................  37
     SECTION 8.02.  Certain Termination Events Cure Period.................  38
     SECTION 8.03.  Effect of Termination..................................  39

ARTICLE IX

     CLOSING CONDITIONS....................................................  39
     SECTION 9.01.  Closing Conditions.....................................  39

ARTICLE X

     MISCELLANEOUS.........................................................  40
     SECTION 10.01.  Notices...............................................  40
     SECTION 10.02.  Binding Effect........................................  41
     SECTION 10.03.  Amendments............................................  41
     SECTION 10.04.  Counterparts..........................................  41
     SECTION 10.05.  Expenses..............................................  41
     SECTION 10.06.  Calculations..........................................  42
     SECTION 10.07.  Entire Agreement......................................  42
     SECTION 10.08.  Brokers...............................................  42
     SECTION 10.09.  Governing Law.........................................  42
     SECTION 10.10.  No Third Party Beneficiaries..........................  43

                                   SCHEDULES

     SCHEDULE I     Towers, Leased Sites,
                    Owned Sites and Easement Sites
     SCHEDULE II    Ground Leases
     SCHEDULE III   Revenue Leases
     SCHEDULE IV    Leased Tower Space
     SCHEDULE V     Existing Pinnacle-MobileMedia Leases


     DISCLOSURE SCHEDULE


                                   EXHIBITS

     EXHIBIT A      Master Lease
     EXHIBIT B      General Assignment And Bill Of Sale
     EXHIBIT C      Liabilities Assumption Agreement
     EXHIBIT D      Form of Estoppel Agreement
     EXHIBIT E      Form of Memorandum of Lease

                              PURCHASE AGREEMENT

          This PURCHASE AGREEMENT (this "Agreement") is entered into as of July 7, 1998 by and among PINNACLE TOWERS INC., a Delaware corporation
("Purchaser"), MOBILEMEDIA CORPORATION, a Delaware corporation, as debtor and debtor-in-possession ("MobileMedia"), MOBILEMEDIA COMMUNICATIONS, INC., a Delaware corporation, as debtor and debtor-in-possession ("MobileMedia Communications"), MOBILE COMMUNICATIONS CORPORATION OF AMERICA, a Mississippi corporation, as debtor and debtor-in-possession ("MCCA"), MOBILECOMM OF THE WEST, a California corporation, as debtor and debtor-in-possession ("MCWEST"), MOBILECOMM OF THE SOUTHWEST, INC. a Texas corporation, as debtor and debtor-in-possession ("MCSW"), MOBILECOMM OF TENNESSEE, INC. a Tennessee corporation, as debtor and debtor-in-possession ("MCTN"), MOBILECOMM NATIONWIDE OPERATIONS, INC., a Delaware corporation, as debtor and debtor-in-possession ("MCNO"), MOBILEMEDIA COMMUNICATIONS, INC. (California), a California corporation, as debtor and debtor-in-possession ("MCCAL"), MOBILEMEDIA DP PROPERTIES, INC., a Delaware corporation, as debtor and debtor-in-possession ("MDP"), MOBILEMEDIA PCS, INC., a Delaware corporation, as debtor and debtor-in-possession ("MPCS"), DIAL PAGE SOUTHEAST, INC., a Delaware corporation, as debtor and debtor-in-possession ("DPS"), RADIO CELL CO. OF VIRGINIA, INC, a Virginia corporation, as debtor and debtor-in-possession ("RCC"), MOBILEMEDIA PAGING, INC., a Delaware corporation, as debtor and debtor-in possession ("MPI"), MOBILECOMM OF THE SOUTHEAST INC., a Delaware corporation, as debtor and debtor-in-possession ("MCSE"), MOBILECOMM OF THE NORTHEAST, INC., a Delaware corporation, as debtor and debtor-in-possession ("MCNE"), MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC., a Georgia corporation, as debtor and debtor-in-possession ("MCSPCO"), MOBILECOMM OF FLORIDA, INC., a Florida corporation, as debtor and debtor-in-possession ("MCFL"), MOBILECOMM OF THE MIDSOUTH, INC., a Missouri corporation, as debtor and debtor-in-possession ("MCMS"), and FWS RADIO, INC., a Texas corporation, as debtor and debtor-in-possession ("FWS"), and each of MobileMedia, MobileMedia Communications, MCCA, MCWEST, MCSW, MCTN, MCNO, MCCAL, MDP, MPCS, DPS, RCC, MPI, MCSE, MCNE, MCSPCO, MCFL, MCMS and FWS, together with their respective successors and permitted assigns, are individually referred to herein as a "Seller" and collectively referred to herein as the "Sellers".


                                   RECITALS

          A. Each of the Sellers and certain other Affiliates of MobileMedia (the "Debtors") are debtors-in-possession in proceedings for reorganization under chapter 11 of the Bankruptcy Code, 11 U.S.C. (S)(S) 101, et seq. (the
                                                               -- ----
"Code"), currently pending
in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

          B. Certain of the Sellers own the 163 towers including attached guy wires (the "Towers") described on Schedule I hereto, which are located on the 140 sites (the "Sites") listed on Schedule I.

          C. At the Sites, certain of the Sellers have installed various equipment, including transmitters, antennas and microwaves, used in the course of the Seller communications business.

          D. Certain of the Sellers own the land and fixtures ("Real Property") constituting the Sites at 49 of the Sites (the "Owned Sites"), and in the case of two (2) of the Sites easements to use the land constituting such Sites (the "Easement Sites"), as identified on Schedule I. Certain of the Sellers lease the land constituting the Sites at 89 of the Sites (the "Leased Sites"), as identified on Schedule I, pursuant to the leases (the "Ground Leases") identified on Schedule II.

          E. Certain of the Sellers are the lessors under 366 separate leases (the "Revenue Leases") with various tenants ("Tenants") which have leased space on certain Towers, as identified on Schedule III.

          F. Pursuant to the terms and conditions set forth herein, Sellers desire to sell and assign (or cause to be sold and assigned) to Purchaser and Purchaser desires to purchase and acquire from Sellers, all right, title and interest of Sellers, as of the Closing Date, in and to the Assets, and Sellers desire to assign (or to cause to be assigned) to Purchaser and Purchaser desires to assume the obligations and liabilities of Sellers in connection with the Ground Leases and the Revenue Leases and such other assumed Liabilities as are expressly provided in Section 2.03 herein.

          G. Immediately upon the conclusion of the transactions referred to in the preceding Recital F, MobileMedia Communications desires to lease back (or to have one or more successors, assigns or Affiliates of MobileMedia Communications lease back) from Purchaser and Purchaser desires to lease to MobileMedia Communications (or such other entities) certain space on the Towers identified in Schedule IV hereto pursuant to a lease substantially in the form of Exhibit A hereto (the "Master Lease").

          NOW, THEREFORE, in consideration of the foregoing premises and of the covenants contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS


          SECTION 1.01.  Definitions.  The following terms, as used herein, have
                         -----------
the following meanings:

          "Affiliate" means, when used with reference to a specific Person, any
           ---------
Person that, directly or indirectly, or through one or more intermediaries, owns or controls, is owned or controlled by, or is under common ownership or common control with, such specific Person. As used herein, "control" means the power to direct the management or affairs of a Person and "ownership" means the beneficial ownership of more than 50% of the equity interests of the Person.

          "Agreement" has the meaning specified in the preamble hereto.
           ---------

          "Ancillary Agreements" means the General Assignment And Bill Of Sale
           --------------------
and the Liabilities Assumption Agreement.

          "Applicable Laws" means all laws, rules, regulations, Orders or
           ---------------
determinations of any governmental authority, including without limitation the rules and regulations of the FAA and the FCC.

          "Assets" means (i) the Towers (provided that each Seller at its
           ------                        --------
discretion, in the ordinary course of business, may remove any of the Sellers' transmitter systems and related equipment, fittings and other equipment which are on the Towers or on the Sites, and in no event shall the Assets be deemed to include any transmitter systems or other equipment of any Seller that are installed on any Tower or exist at any Site from which any Seller will lease space under the Master Lease), (ii) the Real Property, (iii) each Seller's interest as tenant in and to the Ground Leases in effect on the Closing Date,
(iv) each Seller's interest as lessor in and to the Revenue Leases in effect on the Closing Date, (v) each Seller's interest in the Easement Site, (vi) approvals, permits, licenses, registrations, certificates and variances obtained from governmental agencies to the extent relating to the Sites, and which according to their respective terms are freely assignable by such Seller to another Person, and (vii) originals or copies of plats, architectural plans, drawings and specifications to the extent relating to the Towers or Sites, which are material to the operation or ownership thereof and which are in any Seller's possession.

          "Bankruptcy Court" has the meaning specified in Recital A.
           ----------------

          "Bankruptcy Court Order" means a final, non-appealable order of the
           ----------------------
Bankruptcy Court, in form and substance reasonably satisfactory to Seller and Purchaser, approving this Agreement, the Master Lease and the Ancillary Agreements, and authorizing, pursuant to all applicable sections of the Code, all of the transactions and agreements contemplated hereby and by the Master Lease, which order shall not have been stayed, vacated or otherwise rendered ineffective, and with respect to which no appeal shall be pending and all applicable periods for appeal shall have expired, and which includes, without limitation, the following provisions:

          (i) a finding that the Assets are property of the Debtors' estates within the meaning of section 541 of the Code;

          (ii) a finding that all parties in interest, including each person or entity known to any Seller to have any ownership interest or lien in the Assets have been given proper and adequate notice of the motion seeking entry of the Bankruptcy Court Order and of the hearing on the motion;

          (iii) express approval of the Sellers' assumption and assignment to Purchaser of the Ground Leases and the Revenue Leases in accordance with section 365 of the Code;

          (iv) express approval of the Sellers' assumption of all of its existing leases with Pinnacle, as described on Schedule V, in accordance with section 365 of the Code;

          (v) a provision that authorizes the sale of the Assets to Purchaser free and clear of all Liens (other than Permitted Liens);

          (vi) a finding that the Purchaser has acted in good faith within the meaning of section 363(m) of the Code;

          (vii) a provision providing that, on and as of the effective date of any plan of reorganization of Sellers in the Bankruptcy Proceedings, Sellers will assign this Agreement, the Ancillary Agreements and the Master Lease to the successor to Sellers under such plan of reorganization;

          (viii) a provision expressly approving the Master Lease and the applicable Seller's obligations thereunder, and finding that such Seller's obligations thereunder, as and when accrued, are actual, necessary costs and expenses of preserving the Debtors' estates, which obligations will be satisfied in full by the assignment by Lessee of the Master Lease to the successor to Lessee under and as of the effective date of any plan of reorganization for Lessee; and

          (ix) a provision providing that, to the extent applicable to the Assets, no stamp tax or similar tax may be imposed on the transfer of the Assets from Sellers to Purchaser.

          "Bankruptcy Proceedings" means the proceedings in the Bankruptcy Court
           ----------------------
involving the Debtors, Case No. 97-174(PJW).

          "Bidding Deadline" has the meaning specified in Section 6.03(a).
           ----------------

          "Breaching Party" has the meaning specified in Section 8.02.
           ---------------

          "Claim Notice" has the meaning specified in Section 7.11(e).
           ------------

          "Closing" has the meaning specified in Section 3.01(a).
           -------

          "Closing Date" has the meaning specified in Section 3.01(a).
           ------------

          "Code" has the meaning specified in Recital A.
           ----

          "Competing Bidders" has the meaning specified in Section 6.02.
           -----------------

          "Competing Bid Notice" has the meaning specified in Section 6.03(b).
           --------------------

          "Competing Bids" has the meaning specified in Section 6.03(a).
           --------------

          "Competing Transaction" has the meaning specified in Section 6.02.
           ---------------------

          "Consequential Damages" means any special, incidental, consequential,
           ---------------------
exemplary, or punitive damages, arising under any legal or equitable theory.

          "Debtors" has the meaning specified in Recital A.
           -------

          "DIP Lenders" means each Person that is a "Lender" on the Closing Date
           -----------
under and as defined in that certain Revolving Credit and Guarantee Agreement dated as of January 30, 1997, as amended.

          "Disclosure Schedule" means the Disclosure Schedule to this Agreement.
           -------------------

          "DPS" means Dial Page Southeast, Inc., a Delaware corporation, as
           ---
debtor and debtor-in-possession.

          "Easement Sites" has the meaning specified in Recital D.
           --------------

          "Employees" has the meaning specified in Section 6.02.
           ---------

          "Environmental Impaired Site" has the meaning specified in Section
           ---------------------------
2.05(a).

          "Environmental Law" means any Applicable Law concerning protection of
           -----------------
the environment or human health and safety.

          "Estoppel Agreement" has the meaning specified in Section 7.08(a).
           ------------------

          "Excluded Assets" has the meaning specified in Section 2.05(b).
           ---------------

          "Exclusivity Period" has the meaning specified in Section 6.02.
           ------------------

          "Expenses" means any and all expenses incurred in connection with
           --------
investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including without limitation court filing fees, court costs, witness fees, and reasonable fees and expenses of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

          "FAA" means the Federal Aviation Administration.
           ---

          "FCC" means the Federal Communications Commission.
           ---

          "FWS" means FWS Radio, Inc., a Texas corporation, as debtor and
           ---
debtor-in-possession.

          "General Assignment And Bill Of Sale" has the meaning specified in
           -----------------------------------
Section 3.01(d).

          "Ground Leases" as of the date hereof has the meaning specified in
           -------------
Recital D, provided, however, for purposes of the purchase, sale and assignment
           --------  -------
hereunder on the Closing Date, Ground Leases shall refer to leases in effect on the Closing Date under which a Seller, as tenant, leases land at a Leased Site and which are identified in Schedule II, as such Schedule may be revised by Sellers as of the Closing Date to reflect any attrition with respect to such leases in the ordinary course of business, and subject to Section 7.01.

          "Hazardous Materials" means any chemicals, pollutants or contaminants,
           -------------------
hazardous substances (as such term is defined under 42 U.S.C. Secs. 9601 et seq.
                                                                         -- ----
or other Environmental Law), solid wastes and hazardous wastes (as such terms are defined under 42 U.S.C. Secs. 6901 et seq. or other Environmental Law),
                                       -- ----
toxic materials, oil or petroleum, or any other material subject to regulation under any Environmental Law, except for normal office and cleaning products.

          "H-S-R Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           ---------
1976, as amended, and the rules and regulations promulgated thereunder.

          "Indemnified Party" has the meaning specified in Section 7.11(e).
           -----------------

          "Indemnitor" has the meaning specified in Section 7.11(e).
           ----------

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended, and the rules and regulations promulgated thereunder.

          "Issuing Bank" means NationsBank.
           ------------

          "Leased Sites" has the meaning specified in Recital D.
           ------------

          "Lessee" means MobileMedia Communications, or, as applicable, one or
           ------
more successors, assigns or Affiliates of MobileMedia Communications as the lessee party or parties under the Master Lease.

          "Letter of Credit" means the standby irrevocable letter of credit in
           ----------------
the amount of $5,000,000 issued within three (3) business days after the date hereof by NationsBank to MobileMedia Communications (on behalf of Sellers) as the beneficiary, which letter of credit shall in a form satisfactory to Sellers.

          "Letter of Credit Disbursement" means the $5,000,000 which is payable
           -----------------------------
to MobileMedia Communications under the Letter of Credit upon presentment thereof to the Issuing Bank in accordance with the terms and conditions of the Letter of Credit.

          "Liabilities" has the meaning specified in Section 2.03.
           -----------

          "Liabilities Assumption Agreement" has the meaning specified in
           --------------------------------
Section 3.01(e).

          "Liens" means liens, mortgages, pledges, claims, charges, security
           -----
interests or encumbrances.

          "Losses" means any and all losses, costs, obligations, liabilities,
           ------
settlement payments, awards, judgments, fines, penalties or damages.

          "Master Lease" has the meaning specified in Recital G.
           ------------

          "Memorandum of Lease" has the meaning specified in Section 7.08(a).
           -------------------

          "MCCA" means Mobile Communications Corporation Of America, a
           ----
Mississippi corporation, as debtor and debtor-in-possession.

          "MCCAL" means MobileMedia Communications, Inc. (California), a
           -----
California corporation, as debtor and debtor-in-possession.

          "MCFL" means MobileComm of Florida, Inc., a Florida corporation, as
           ----
debtor and debtor-in-possession.

          "MCMS" means MobileComm of the Midsouth, Inc., a Missouri corporation,
           ----
as debtor and debtor-in-possession.

          "MCNE" means MobileComm of the Northeast, Inc., a Delaware
           ----
corporation, as debtor and debtor-in-possession.

          "MCNO" means MobileComm Nationwide Operations, Inc., a Delaware
           ----
corporation, as debtor and debtor-in-possession.

          "MCSE" means MobileComm of the Southeast, Inc., a Delaware
           ----
corporation, as debtor and debtor-in-possession.

          "MCSPCO" means MobileComm of the Southeast Private Carrier Operations,
           ------
Inc., a Georgia corporation, as debtor and debtor-in-possession.

          "MCSW" means MobileComm Of The Southwest, a Texas corporation, as
           ----
debtor and debtor-in-possession.

          "MCTN" means MobileComm Of Tennessee, Inc. a Tennessee corporation, as
           ----
debtor and debtor-in-possession.

          "MCWEST" means MobileComm Of The West, Inc. a California corporation,
           ------
as debtor and debtor-in-possession.

          "MDP" means MobileMedia DP Properties, Inc., a Delaware corporation,
           ---
as debtor and debtor-in-possession.

          "MobileMedia" means MobileMedia Corporation, Inc. a Delaware
           -----------
corporation, as debtor and debtor-in-possession.

          "MobileMedia Communications" means MobileMedia Communications, Inc., a
           --------------------------
Delaware corporation, as debtor and debtor-in-possession.

          "MPCS" means MobileMedia PCS, Inc., a Delaware corporation, as debtor
           ----
and debtor-in-possession.

          "MPI" means MobileMedia Paging, Inc., a Delaware corporation, as
           ---
debtor and debtor-in-possession.

          "NationsBank" means NationsBank, N.A., a national banking association.
           -----------

          "Order" means any court or administrative order, judgment, writ,
           -----
injunction or decree applicable specifically to the Assets, any Seller or Purchaser, as the case may be, including the Bankruptcy Court Order.

          "Owned Sites" has the meaning specified in Recital D.
           -----------

          "Permitted Liens" means (i) Liens for taxes not yet due and payable,
           ---------------
(ii) any Liens set forth in the Disclosure Schedule, and (iii) any other Liens, encumbrances or other imperfections in title the existence of which are immaterial to the ownership, use or operation of the applicable Tower or Site.

          "Person" means any general partnership, limited partnership,
           ------
corporation, limited liability company, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          "Post-Closing Period Ground Leases Prepaid Rent" has the meaning
           ----------------------------------------------
specified in Section 7.07(b).

          "Post-Closing Period Revenue Leases Prepaid Rent" has the meaning
           -----------------------------------------------
specified in Section 7.07(a).

          "Post-Closing Revenue Leases" has the meaning specified in Section
           ---------------------------
3.02.

          "Pre-Closing Rights" has the meaning specified in Section 7.06.
           ------------------

          "Pre-Petition Lenders" means the financial institutions from time to
           --------------------
time party as "Lenders" to the Credit Agreement dated as of December 4, 1995, as amended.

          "Procedures Order" has the meaning specified in Section 6.01.
           ----------------

          "Purchase Price" has the meaning specified in Section 2.02.
           --------------

          "Purchaser" means Pinnacle Towers Inc., a Delaware corporation.
           ---------

          "Purchaser Group Member" means Purchaser, its Affiliates and their
           ----------------------
respective directors, officers, employees and agents.

          "Purchaser's Liquidated Damages" has the meaning specified in Section
           ------------------------------
6.04.

          "Qualified Competing Bid" has the meaning specified in Section
           -----------------------
6.03(a).

          "Qualified Competing Bidder" has the meaning specified in Section
           --------------------------
6.03(b).

          "RCC" means Radio Call Co. of Virginia, a Virginia corporation, as
           ---
debtor and debtor-in-possession.

          "Real Property" has the meaning specified in Recital D of this
           -------------
Agreement.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment.

          "Remedial Action" means actions required to: (a) clean up, remove,
           ---------------
treat or in any other way address Hazardous Materials in the indoor or outdoor environment; (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials; or (c) perform pre-remedial studies and investigations and post-remedial care.

          "Representatives" has the meaning specified in Section 6.02.
           ---------------

          "Revenue Leases" as of the date hereof has the meaning specified in
           --------------
Recital E, provided, however, for purposes of the purchase, sale and assignment
           --------  -------
hereunder on the Closing Date, Revenue Leases shall refer to leases in effect on the Closing Date under which a Seller, as lessor, leases out space on a Tower and which are identified in Schedule III, as such Schedule may be revised by Sellers as of the Closing Date to reflect any attrition (or addition) with respect to such leases in the ordinary course of business, and subject to
Section 7.01.

          "Seller" or "Sellers" has the meaning specified in the introductory
           ------      -------
paragraph of this Agreement.

          "Seller Group Members" means each Seller, its Affiliates and their
           --------------------
respective directors, officers, employees and agents.

          "Seller's Knowledge" means the actual knowledge of any present
           ------------------
employee of the Sellers.

          "Sellers' Liquidated Damages" has the meaning specified in Section
           ---------------------------
7.05(c).

          "Sites" has the meaning specified in Recital B.
           -----

          "Survey" has the meaning specified in Section 7.08(c).
           ------

          "Tenants" has the meaning specified in Recital E.
           -------

          "Termination Notice" has the meaning specified in Section 8.02.
           ------------------

          "Topping Offer" has the meaning specified in Section 6.03(b).
           -------------

          "Topping Right" has the meaning specified in Section 6.03(b).
           -------------

          "Towers" has the meaning specified in Recital B.
           ------

          "Transfer Taxes And Charges" has the meaning specified in Section
           --------------------------
3.01(k).

          SECTION 1.02.  Interpretation.  Reference to the singular includes the
                         --------------
plural and reference to the plural includes the singular, according to the context. Reference to the neuter gender includes the masculine and feminine where appropriate. References to any statute shall include any amendments thereto, any successor statutes and all regulations, rulings and orders promulgated thereunder, in effect at any applicable date of determination. The headings to the Articles and Sections are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, reference to Articles, Sections, Recitals, Exhibits and Schedules means the Articles, Sections, Recitals, Exhibits and Schedules of this Agreement. The words "including" or "includes" or similar terms used herein shall be deemed to be followed by the words "without limitation", whether or not such additional words are actually set forth herein. The Exhibits and Schedules are hereby incorporated into this Agreement by reference thereto, and shall be deemed a part of, this Agreement, provided that no Exhibit that consists of a form of agreement or instrument shall be deemed to become effective until executed and delivered by the appropriate parties.

                                  ARTICLE II

                         PURCHASE, SALE AND ASSUMPTION

          SECTION 2.01.  Purchase and Sale.  Subject to the satisfaction of the
                         -----------------
applicable conditions provided for herein, on the Closing Date, except as set forth in the Disclosure Schedule, Sellers shall sell, convey and assign to Purchaser and Purchaser shall purchase from Sellers, all right, title and interest of Sellers, as of the Closing Date, in and to the Assets, free and clear of all Liens other than Permitted Liens, and Sellers shall assign to Purchaser and Purchaser shall assume all of the Liabilities.

          SECTION 2.02.  Purchase Price.  The aggregate purchase price hereunder
                         --------------
for the purchase, sale, assignment and conveyance of Sellers' right, title and interest in and to the Assets, and the assumption by Purchaser of the Liabilities, shall be $170,000,000 (the "Purchase Price").

          SECTION 2.03.  Assumption of Liabilities.
                         -------------------------

          Subject to the terms and conditions set forth herein, as of the Closing, Purchaser shall assume and fully and timely pay, perform and discharge, each of the following obligations and liabilities (of every kind and nature, including contingent) (the "Liabilities"):

               (i) all obligations and liabilities of Sellers in connection with the Ground Leases, which arise out of or relate to the period on and after the Closing Date, and which obligations or liabilities are contemplated by the Ground Leases;

               (ii) all obligations and liabilities of Sellers in connection with the Revenue Leases, which arise out of or relate to the period on and after the Closing Date, and which obligations or liabilities are contemplated by the Revenue Leases; and

               (iii) all other obligations and liabilities which arise out of or relate to the period on and after the Closing Date with respect to the ownership, possession, use, maintenance, licensing or operation of the Assets.

Except as expressly provided in this Agreement, in the Ancillary Agreements or in the Master Lease, Purchaser is not assuming any other obligations or liabilities of Sellers under the transactions contemplated by this Agreement. Without limiting the foregoing, Purchaser will not be liable for any of the following debts, liabilities and obligations of any Seller (except as otherwise agreed by Purchaser and Sellers):
(a) employee salary, payroll or benefit obligations, (b) general or administrative expenses of Sellers, whether or not related to the Assets (except as provided in Sections 3.01(k), 7.07 or 7.11), (c) sales commissions (except as provided in Sections 3.02 or 7.11), or (d) Seller obligations in respect of insurance policies.

          SECTION 2.04.  ASSETS IN "AS IS" CONDITION.  SUBJECT TO THE
                         ---------------------------
REPRESENTATIONS AND WARRANTIES OF EACH SELLER SET FORTH IN ARTICLE IV, PURCHASER ACKNOWLEDGES AND AGREES THAT THE ASSETS ARE BEING SOLD, ASSIGNED AND CONVEYED HEREUNDER ON AN "AS IS" AND "WHERE IS" BASIS AS OF THE CLOSING DATE. WITHOUT LIMITING THE FOREGOING, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF EACH SELLER SET FORTH IN ARTICLE IV, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NO SELLER HAS MADE, IS MAKING OR IS DEEMED TO HAVE MADE OR BE MAKING ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE ASSETS, INCLUDING WITH RESPECT TO THE TITLE, WORKMANSHIP, CONDITION, DESIGN, STRUCTURAL INTEGRITY, OPERATION OR FITNESS FOR USE OR A PARTICULAR PURPOSE OF THE ASSETS OR ANY PORTION THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY CONDITION OR OTHER CHARACTERISTIC RELATING TO ENVIRONMENTAL OR SAFETY MATTERS, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER PROPERTY RIGHT, WHETHER TANGIBLE OR INTANGIBLE OR REAL OR PERSONAL, AS TO ANY EASEMENTS, COVENANTS, CONDITIONS OR RESTRICTIONS AFFECTING THE ASSETS, OR AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATIONS AND WARRANTIES.

          SECTION 2.05.  Excluded Assets.  (a) If by the earlier of the Closing
                         ---------------
Date and August 15, 1998, as to any Site ("Environmental Impaired Site") Purchaser demonstrates and describes in reasonable written detail to Sellers that (i) the applicable Seller at such Site is not in compliance in all material respects with all Environmental Laws and related permits and licenses applicable to such Seller's operations at the Site, except for any non-compliance that will not materially adversely affect the value of such Site, or (ii) any Hazardous Materials are present at such Site, except for any such Hazardous Materials which are presently in compliance in all material respects with all applicable Environmental Laws or the presence of which will not materially adversely affect the value of such Site, Purchaser at its option may exclude the Assets relating to such Environmental Impaired Site from the Assets that will be conveyed and assigned hereunder (including all interests in Ground Leases and Revenue Leases relating to such Environmental Impaired Site). Notwithstanding the preceding provisions of this Section 2.05(a), at such Seller's option (but not its obligation) if such Seller cures the problem at the Environmental Impaired Site prior to the Closing, to the reasonable satisfaction of Purchaser, then Purchaser shall not be entitled to exclude the Assets relating to such Site from the Assets that will be conveyed and assigned hereunder and such Site shall no longer be deemed an Environmental Impaired Site.

     (b) With respect to any Assets which become excluded from the Assets that will be conveyed and assigned hereunder pursuant to Section 2.05(a) ("Excluded Assets"), Purchaser shall have no right, claim or remedy regarding any of Sellers' representations, warranties, covenants or agreements hereunder relating to any of such Excluded Assets, and, without limiting the foregoing, Purchaser shall have no right or claim under Sections 7.11 or 8.01(d) with respect thereto.


                                  ARTICLE III

                                    CLOSING

          SECTION 3.01.  The Closing.
                         -----------

          (a) Subject to the terms and conditions set forth herein, the closing (the "Closing") of the purchase, sale, assignment and conveyance of the Assets and the assumption of the Liabilities pursuant to this Agreement shall take place at the offices of Sidley & Austin, 875 Third Avenue, New York, New York on August 25, 1998, or, if the conditions pursuant to Section 9.01 are not satisfied by such date then on the date five (5) business days after such conditions are satisfied, or on such other date as the parties may agree (the "Closing Date"). Sellers and Purchaser shall communicate with each other regarding the status and completion of the conditions that are to be satisfied pursuant to Section 9.01.

          (b) At the Closing, Purchaser shall pay to MobileMedia Communications on behalf of Sellers an amount equal to the Purchase Price in immediately available federal funds by wire transfer to such account as MobileMedia Communications shall designate.

          (c) At the Closing, MobileMedia Communications (or one or more successors, assigns or Affiliates of MobileMedia Communications as applicable) and Purchaser shall execute and deliver the Master Lease.

          (d) At the Closing, Sellers and Purchaser shall execute and deliver a General Assignment And Bill Of Sale substantially in the form of Exhibit B hereto (the "General Assignment And Bill Of Sale").

          (e) At the Closing, Sellers and Purchaser shall execute and deliver a Liabilities Assumption Agreement substantially in the form of Exhibit C hereto (the "Liabilities Assumption Agreement").

          (f) At the Closing, with respect to any Real Property regarding which the title company of Purchaser issues a policy to Purchaser confirming that one or more Sellers is the fee owner thereof, the applicable Sellers shall execute and deliver to Purchaser, in recordable form, special warranty deeds (or the local equivalent) conveying such Seller's interest in the Real Property to Purchaser, and Purchaser (at its expense as to recordation fees) shall promptly cause the appropriate recordation of such deeds, subject to Sections 7.09(b) and 7.09(c) in the event that such Seller is unable to provide such recordable deeds at the Closing.

          (g) At the Closing, each of the applicable Sellers shall execute and deliver to Purchaser, in recordable form, assignments for each Ground Lease, and Purchaser (at its expense as to recordation fees) shall promptly cause the appropriate recordation of such assignments.

          (h) At the Closing, MobileMedia Communications on behalf of Sellers shall pay to Purchaser an amount equal to the amount, if any, of any Post-Closing Period Revenue Leases Prepaid Rent.

          (i) At the Closing, Purchaser shall pay to MobileMedia Communications on behalf of Sellers an amount equal to the amount, if any, of any Post-Closing Period Ground Leases Prepaid Rent.

          (j) At the Closing, as applicable, each party shall pay to the other party the amount or amounts, if any, as are required to be paid as prorations for certain costs, expenses and charges pursuant to Section 7.07(c).

          (k) This Section 3.01(k) shall be subject to Sections 3.01(f), 3.01(g) and 3.01(r). At or prior to the Closing, Purchaser shall pay or cause to be paid (either to the appropriate taxing authority, or to the applicable Seller for payment by such Seller to the appropriate taxing authority, as the case may
be) all transfer, stamp, sales, use, excise or similar taxes or duties, and any applicable escrow fees or similar charges, payable in connection with the sale, assignment or conveyance of such Seller's interest in and to the Assets or the assumption of the Liabilities hereunder to the extent not covered by section 1146(c) of the Code (collectively "Transfer Taxes And Charges"). At the Closing, Sellers shall reimburse Purchaser in the amount of fifty percent (50%) of the Transfer Taxes And Charges. Notwithstanding the foregoing, in the event that any deed recordation fees or escrow fees or similar charges are not due and payable until after the Closing, Purchaser may elect to pay such fees or charges when due, rather than at or prior to the Closing, and in such event Sellers shall reimburse Purchaser in the amount of fifty percent (50%) of such fees or charges promptly after Purchaser's payment of the same and Purchaser's notifying Sellers of such payment and providing Sellers appropriate supporting documentation with respect thereto. If Purchaser receives any refunds, credits, rebates or similar payments with respect to any Transfer Taxes and Charges, Purchaser shall as soon as reasonably practicable remit fifty percent (50%) of the amount thereof to MobileMedia Communications on behalf of Sellers. (Any payments by Sellers to Purchaser under this Section 3.01(k) may be paid by MobileMedia Communications on behalf of Sellers.)

          (l) At the Closing, MobileMedia Communications on behalf of Sellers shall return the Letter of Credit to Purchaser.

          (m) At or prior to the Closing, each Seller shall deliver the applicable items which are to be delivered by such Seller pursuant to Sections 7.08(a) and 7.08(b).

          (n) At the Closing, each Seller shall deliver the applicable documents and materials, or copies thereof, which are listed in clause (vii) of the definition of Assets in Section 1.01.

          (o) At or prior to the Closing, Purchaser shall deliver to Sellers resale certificates for each state or local jurisdiction in which Purchaser will either resell or lease any Asset that is treated as tangible personal property under any applicable sales, use, excise or similar tax laws.

          (p) As applicable, each Seller shall deliver to Purchaser certificates certifying that such Seller is not a foreign person within the meaning of
Section 1445 of the Internal Revenue Code.

          (q) Subject to the terms hereof, Sellers shall deliver revised Schedules II and III, as applicable.

          (r) At the Closing (or soon as reasonably practicable thereafter as to non-Owned Sites), Purchaser and Lessee shall prepare a memorandum of the Master Lease for recordation in the appropriate jurisdictions, at Lessee's expense as to recordation fees (except to the extent that the parties are unable to effect such recordation as to non-Owned Sites).

          (s) At the Closing, as applicable, Purchaser shall deliver to the Lessee nondisturbance agreements and similar agreements pursuant to Section 18 of the Master Lease.

          (t) At the Closing, a Seller and Purchaser shall execute a lease for Site 61 (Greensboro, NC) as contemplated by the Disclosure Schedule.

          (u) At or prior to the Closing, Sellers will provide Purchaser a complete list of paging terminals that are excluded from the Assets as contemplated by the Disclosure Schedule.

          SECTION 3.02.  Supplemental Payments to Sellers Regarding Post-Closing
                         -------------------------------------------------------
                         Revenue Leases
                         --------------

          If Purchaser or any of its Affiliates, as lessor, enters into a lease ("Post-Closing Revenue Leases") for space on Towers with a Person or its Affiliates whom any Seller has contacted or has been engaged in discussions with, whether prior to or following the Closing Date, regarding the leasing of space on Towers which Post-Closing Revenue Lease becomes effective on the Closing Date or at any time within one (1) year following the Closing Date, Purchaser shall pay such Seller an amount equal to fifty percent (50%) of the stipulated annual rent under such Post-Closing Revenue Lease. The payment from Purchaser shall be due and payable to Seller in one lump sum no later than thirty (30) days after the effective date of the applicable Post-Closing Revenue Lease. "Post-Closing Revenue Leases" include arrangements with any existing tenant under a Revenue Lease regarding such tenant installing different equipment or leasing other space or additional space on the same or different Towers, but does not refer to an extension or renewal of an existing Revenue Lease for the same equipment at the same Tower Site.

                                  ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF SELLER

          As of the date hereof, each of the Sellers jointly and severally represents and warrants to Purchaser that:

          SECTION 4.01.  Authorization; Contravention.  Except as set forth in
                         ----------------------------
the Disclosure Schedule, (i) each Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) subject to the issuance and effectiveness of the Bankruptcy Court Order, the execution, delivery and performance of this Agreement and the Ancillary Agreements by such Seller, and the execution, delivery and performance of the Master Lease by MobileMedia Communications (or the applicable Lessee), and the consummation of the transactions contemplated hereby and thereby, are within such Seller's corporate power, have been duly authorized by all necessary corporate action of such Seller, and, other than breaches that by operation of law are deemed cured or waived and consents that by operation of law are deemed granted or inapplicable, as reflected in the Bankruptcy Court Order, do not contravene or constitute a default under any provision of (x) its certificate of incorporation or by-laws, or (y) subject to receipt of the consent of the DIP Lenders, any Applicable Laws, or any agreement or other instrument or Order binding upon it or any of its properties. Except for the issuance and effectiveness of the Bankruptcy Court Order, and except as set forth in the Disclosure Schedule, the execution, delivery and performance by each Seller of this Agreement and the Ancillary Agreements, and the execution, delivery and performance by MobileMedia Communications (or the applicable Lessee) of the Master Lease, require no action or consent by, filing with or notice to any governmental body, agency or official or other Person (including with respect to the FAA or FCC). Subject to the issuance and effectiveness of the Bankruptcy Court Order, this Agreement is a valid and binding agreement of each Seller enforceable against such Seller in accordance with its terms. Each of the Ancillary Agreements will constitute a valid and binding agreement of each Seller enforceable against such Seller in accordance with its terms, upon the execution and delivery thereof. The Master Lease will constitute a valid and binding agreement of MobileMedia Communications (or the applicable Lessee) enforceable against MobileMedia Communications (or the applicable Lessee) in accordance with its terms upon the execution and delivery thereof.

          SECTION 4.02.  Title to Assets.  Except as set forth in the Disclosure
                         ---------------
Schedule, each Seller has (i) valid leasehold interests as a tenant under the Ground Leases to which it is a party and valid leasehold interests as a lessor under the Revenue Leases to which it is a party, and (ii) good title to all of the Assets which it purports to own (subject to the Permitted Liens and except for Liens in favor of the Pre-Petition Lenders or the DIP Lenders). Except for Permitted Liens, upon consummation of the Closing, the Assets will be conveyed and assigned by Sellers to Purchaser free and clear of all Liens (including without limitation free and clear of all Liens in favor of the Pre-Petition Lenders or the DIP Lenders). Except as set forth in the Disclosure Schedule, no Seller has entered into any contracts or granted any options or similar rights for the sale of the Assets to any Person other than to Purchaser pursuant to this Agreement, other than as contemplated by Article VI, and, upon consummation of the Closing, the Assets will no longer be subject to any such options or similar rights entered into by any Seller.

          SECTION 4.03.  Legal Proceedings.  Except as set forth in the
                         -----------------
Disclosure Schedule, no Seller has received notice of, and to such Seller's Knowledge there are not, any claims, actions, suits, investigations or proceedings before any court or governmental body against the Assets, an outcome of which would likely have a material adverse effect on such Seller's interest in and to the Assets taken as a whole.

          SECTION 4.04.  Compliance With Law.  Except as set forth in the
                         -------------------
Disclosure Schedule, each Seller is in compliance in all material respects with all material laws and regulations applicable to the Assets which it purports to own and the business operations presently conducted by such Seller at the Sites. Except as set forth in the Disclosure Schedule, to such Seller's Knowledge, such Seller possesses all licenses, franchises, permits, zoning variances, and other governmental authorizations that are necessary to operate the Towers. Each Seller has provided to Purchaser or made available to Purchaser or its representatives copies of all applicable material licenses, franchises, permits, zoning variances and other governmental authorizations regarding the operation of such Towers, which are in such Seller's possession. The representations and warranties under this Section 4.04 shall not apply with respect to environmental, health and safety matters which, instead, are covered exclusively by the representations and warranties set forth in Sections 4.01 and 4.06.

          SECTION 4.05.  Ground Leases and Revenue Leases. Except as set forth
                         --------------------------------
in the Disclosure Schedule, and except with respect to the Bankruptcy Proceedings, each of the Ground Leases and Revenue Leases to which any Seller is a party (i) has been duly and validly executed and delivered by such Seller, and
(ii) constitutes a valid and binding agreement of such Seller. Except as set forth in the Disclosure Schedule, to such Seller's Knowledge, neither the lessor nor tenant under any Ground Lease or Revenue Lease is in material breach thereunder. Schedule III sets forth the approximate amount of gross monthly rent paid to Sellers under each of the Revenue Leases indicated thereon (exclusive of expense reimbursements and related expense components) for the period indicated thereon. Except as set forth in the Disclosure Schedule, each Seller has made available to Purchaser or its representatives true and correct copies of any Ground Leases, Revenue Leases or easements for the Easement Sites to which such Seller is party and which Purchaser or its representatives has requested to review.

          SECTION 4.06.  Environmental Matters.  This Section 4.06 and Section
                         ---------------------
4.01 contain the exclusive representations and warranties of each Seller concerning environmental, health and safety matters, including but not limited to Environmental Laws and Hazardous Materials. Except as set forth in the Disclosure

Schedule, to such Seller's Knowledge, such Seller is in compliance in all material respects with all Environmental Laws and related permits and licenses applicable to such Seller's operations at the Sites, except for any non-compliance that will not materially adversely affect the value of such Site, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced, and is pending, against Seller alleging any failure to so comply. Except as set forth in the Disclosure Schedule, no Hazardous Materials are present at a Site which have been placed thereon by any Seller, except for any such Hazardous Materials which are presently in compliance in all material respects with all applicable Environmental Laws or the presence of which will not materially adversely affect the value of such Site. Each Seller has provided or made available to Purchaser or its representatives copies of all environmental studies and reports, which were prepared during the five (5)-year period preceding the date hereof and are in such Seller's possession regarding Hazardous Materials on Sites operated by such Seller.

          SECTION 4.07.  Certain Site and Tower Matters.
                         ------------------------------

          (a) Except as set forth in the Disclosure Schedule, no Seller has received notice of any existing action by governmental authorities to terminate or materially reduce the current access from the Sites to existing highways and roads, or to sewer or other utility services serving the Sites. Except as set forth in the Disclosure Schedule, to Sellers' Knowledge, (i) all utilities required for the operation of the Towers enter the Sites through adjoining public streets or, if they pass through an adjoining private tract, do so in accordance with valid public easements, and (ii) all utilities required for the operation of the Towers are installed and operating and all installation and connection charges have been paid in full.

          (b) Except as set forth in the Disclosure Schedule, to Sellers' Knowledge, (i) the Towers are located within the boundary lines of the applicable Real Property, (ii) the Towers are not in violation of applicable setback requirements, zoning laws, and ordinances, and (iii) the Towers do not encroach on any easement that may materially burden the Sites.

          (c) Except as set forth in the Disclosure Schedule, to Sellers' Knowledge, (i) the Real Property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained, and (ii) none of the Real Property is within any area determined by the Department of Housing and Urban Development to be flood prone under the Federal Flood Protection Act of 1973.

          (d) Except as set forth in the Disclosure Schedule, there are no leases, subleases or other agreements granting to any Person the right of use or occupancy of any portion of the Real Property, other than the use or occupancy by any Seller, its Affiliates, Tenants under applicable Revenue Leases or Persons performing maintenance, repair or related services. Except as set forth in the Disclosure Schedule, there are no Persons in possession of such Real Property, other than any Seller, its Affiliates, Tenants under applicable Revenue Leases or Persons performing maintenance, repair or related services.

          SECTION 4.08.  Reaffirmation at Closing.  At the Closing, each Seller
                         ------------------------
shall be deemed to reaffirm to Purchaser the accuracy and correctness in all material respects of the representations and warranties of such Seller set forth in this Article IV (without further action by such Seller), except to the extent that prior to the Closing Purchaser receives from Sellers a written instrument (which shall become a Schedule hereto) that discloses any modifications and exceptions to such representations and warranties.


                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

          As of the date hereof, Purchaser represents and warrants to each Seller that:

          SECTION 5.01.  Authorization; Contravention. (i) Purchaser is a
                         ----------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) the execution, delivery and performance of this Agreement, the Ancillary Agreements and the Master Lease by Purchaser and the consummation of the transactions contemplated hereby and thereby are within Purchaser's corporate power, have been duly authorized by all necessary corporate action of Purchaser, and do not contravene or constitute a default under any provision of (x) its certificate of incorporation or by-laws or (y) any Applicable Laws, or any agreement or other instrument or Order binding upon it or any of its properties. Except for the issuance and effectiveness of the Bankruptcy Court Order, the execution, delivery and performance by Purchaser of this Agreement, the Ancillary Agreements and the Master Lease require no action or consent by, filing with or notice to any govern mental body, agency or official or other Person (including with respect to the FAA or FCC). This Agreement is a valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms. Each of the Ancillary Agreements and Master Lease will constitute a valid and binding agreement of

Purchaser enforceable against Purchaser in accordance with its terms, upon the execution and delivery thereof.

          SECTION 5.02.  Sufficient Funds.  On or before August 15, 1998,
                         ----------------
Purchaser will have sufficient funds, under binding financing commitments and/or from Purchaser's cash on-hand, which will fully enable Purchaser to purchase the Assets and to assume the Liabilities pursuant to this Agreement. No condition (contractual or otherwise) will exist to prevent Purchaser from applying borrowed funds under any such financing commitment and Purchaser's cash on-hand to purchase the Assets and otherwise to consummate the transactions contemplated hereunder in a timely manner.


          SECTION 5.03.  No H-S-R Act Filing.  The transactions contemplated by
                         -------------------
this Agreement are exempt from the filing requirements under the H-S-R Act based on (i) such transactions being deemed an acquisition of investment real property assets for purposes of the H-S-R Act and (ii) the fair market value of any equipment located on such real property not exceeding $15,000,000 in the aggregate.


          SECTION 5.04.  Reaffirmation at Closing.  At the Closing, Purchaser
                         ------------------------
shall be deemed to reaffirm to each Seller the accuracy and correctness in all material respects of the representations and warranties set forth in Article V (without further action by Purchaser), except to the extent that prior to the Closing Sellers receive from Purchaser a written instrument (which shall become a Schedule hereto) that discloses any modifications and exceptions to such representations and warranties.

                                  ARTICLE VI

              EXCLUSIVITY; COMPETING BIDS AND BIDDING PROCEDURES
              --------------------------------------------------

          SECTION 6.01.  Bankruptcy Actions.  No later than five (5) business
                         ------------------
days after the date hereof, Sellers will file a motion, supporting papers and a proposed order, in form and substance reasonably acceptable to Sellers and Purchaser (the "Procedures Order"), seeking approval of the terms of this
Article VI.

          SECTION 6.02.  Exclusivity.  From and after the date hereof through
                         -----------
and including the earlier of the date of the closing of the transaction contemplated by this Agreement and the date on which this Agreement is terminated pursuant to Article VIII (the "Exclusivity Period"), no Seller shall
(i) make any
offer, or initiate or solicit the making of any proposal, that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as hereinafter defined), or (ii) authorize or permit any of the officers, directors or employees (collectively, "Employees") of such Seller or any investment banker, financial advisor, attorney, accountant, agent or other representative (collectively, "Representatives") retained by such Seller to take any such action. Notwithstanding the foregoing, each Seller and their respective Employees and Representatives may, until such time as the Bankruptcy Court has entered the Procedures Order (at which time the Procedures Order shall govern),
(i) respond to inquiries from one or more third parties, including third parties previously contacted by such Seller ("Competing Bidders"), (ii) review written proposals from Competing Bidders for Competing Transactions, (iii) enter into confidentiality agreements with Competing Bidders and provide Competing Bidders with access to information, confidential or otherwise, concerning the Company and its business, (iv) negotiate Competing Bids with Competing Bidders, (v) to the extent that a Competing Bid is made and not exceeded by a Topping Offer as described in Section 6.03, consummate Competing Transactions with Competing Bidders, (vi) disclose to the maker of the Qualifying Competing Bid the terms of a Topping Offer as described in Section 6.03 and (vii) take any action not otherwise prohibited by this Agreement in furtherance of any of the foregoing or as otherwise permitted by the Procedures Order. During the Exclusivity Period, such Seller shall (x) promptly notify Purchaser of any inquiries or proposals received by it or by any such officer, director or Representative relating to any such matters, (y) promptly notify Purchaser of all relevant terms (including the identify of the person or entity) of any such inquiry or proposal, and (z) if the inquiry or proposal is in writing, deliver or cause to be delivered to Purchaser a copy of such inquiry or proposal. For purposes of this Agreement, "Competing Transaction" shall mean the sale of any of the Assets to a Person or Persons other than Purchaser, in one transaction or a series of related transactions, and the entering into of leasing transactions as contemplated by the Master Lease. Upon expiration of the Exclusivity Period, each Seller and their respective Employees and Representatives may initiate or solicit the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, without further restriction under this Section 6.02.

          SECTION 6.03.  Competing Bids.
                         --------------

          (a) On or before August 7, 1998 (the "Bidding Deadline"), third parties may submit proposals for Competing Transactions ("Competing Bids"), which proposals shall be delivered to such Seller and such other parties as may be specified in the Procedures Order. In order for any Seller to consider any Competing Bid, the Competing Bid must be: (i) in writing; (ii) identical in all material respects to the terms set forth in this Agreement (except that no other Person shall be entitled to the Purchaser's Liquidated Damages or to the expense reimbursement provided for in Section 6.05), the Ancillary Agreements and the Master Lease; (iii) accompanied by a deposit in cash or collected funds in the amount of $5,000,000 to be held by Seller; (iv) accompanied by evidence satisfactory to Seller, in its sole discretion that the bidder has sufficient financial resources to complete the transactions contemplated by this Agreement; and (v) reflect a cash purchase price of at least $178,000,000. If more than one Competing Bid is made before the Bidding Deadline, Sellers shall determine the Competing Bid that provides the greatest value to, and is in the best interests of the estate, which bid shall be the "Qualifying Competing Bid" for purposes of clauses (b) and (c) below.

          (b) Within five (5) calendar days after the Bidding Deadline, MobileMedia Communications on behalf of Sellers will promptly notify Purchaser and shall indicate in such notice the terms of the Qualifying Competing Bid, including the identity of the third party submitting the Qualifying Competing Bid (the "Qualifying Competing Bidder") and the consideration offered by the Qualifying Competing Bidder (a "Competing Bid Notice"). Upon delivery of a Competing Bid Notice, Purchaser shall have the right (a "Topping Right") to deliver to Sellers, within [five (5)] calendar days following the receipt by Purchaser of such Competing Bid Notice, a written offer (a "Topping Offer") to amend the terms of this Agreement in order to provide for a Purchase Price exceeding the Qualifying Competing Bid. A Topping Offer shall exceed the Qualifying Competing Bid by a minimum of $500,000.

          (c) In the event that Purchaser exercises such Topping Right, Sellers shall disclose such Topping Offer to the Qualifying Competing Bidder and, within three (3) calendar days following receipt by Sellers of Purchaser's notice of Topping Offer, Purchaser and Sellers shall enter into an amendment to this Agreement to reflect Sellers' acceptance of Purchaser's Topping Offer, unless, within such three (3) day period, the Qualifying Competing Bid is increased to exceed the Topping Offer by a minimum of $500,000, in which event Purchaser may again exercise its Topping Right. If, however, within the time period specified in clause (b) of this Section 6.03, Purchaser has failed to make a Topping Offer or has notified Sellers in writing that it does not intend to make a Topping Offer, Sellers may enter into a definitive agreement with the Qualifying Competing Bidder and Sellers' only obligation to Purchaser shall be the payment of Purchaser's Liquidated Damages as set forth in Section 6.04 and the return of the Deposit as provided for in Section 8.01(b).

          (d) Following the execution of any amendment to this Agreement pursuant to subsection (c) above, unless specifically amended in such amendments, the provisions of this Article VI shall remain in effect and the receipt by Seller of any other offers, proposals or inquiries relating to any Competing Bid shall be subject to the provisions of this Article VI.

          SECTION 6.04.  Purchaser's Liquidated Damages.  In the event this
                         ------------------------------
Agreement is terminated pursuant to Section 8.01(b) and Purchaser has not breached this Agreement, Sellers shall pay to Purchaser, upon the earlier to occur of (i) December 1, 1998 and (ii) the closing of a Competing Transaction, an amount equal to $5,000,000 ("Purchaser's Liquidated Damages"). The parties acknowledge that any damages to Purchaser arising from a termination of this Agreement are not reasonably ascertainable and cannot be calculated with any degree of certainty. Therefore, the parties have agreed that Purchaser's Liquidated Damages are necessary and appropriate to compensate Purchaser for the actual damages expected to result from out-of-pocket expenses, the payment of commitment fees for financing, professional fees and expenses, and likely opportunity costs to be incurred by Purchaser.

          SECTION 6.05.  Expense Reimbursement.  In the event this Agreement is
                         ---------------------
terminated by Purchaser pursuant to Section 8.01(c) or (d) and Section 8.03, Seller shall pay to Purchaser, within 10 business days after the effectiveness of such termination, an amount equal to the reasonable expenses actually incurred by Purchaser in connection with the transactions contemplated hereby and by the Master Lease and the Ancillary Documents, which expenses shall be evidenced by invoices or other documentation delivered to Seller together with the Termination Notices, and which may include, without limitation, reasonable attorneys' and accountants' fees and expenses, commitment or other financing fees and fees relating to title reports or surveys.

                                  ARTICLE VII

                               OTHER AGREEMENTS

          SECTION 7.01.  Conduct of the Business Pending Closing. Each Seller
                         ---------------------------------------
covenants and agrees that, prior to the earlier of the Closing or termination of this Agreement, except as (x) set forth in the Disclosure Schedule, (y) otherwise agreed to by Purchaser, or (z) otherwise required by the Bankruptcy Court or resulting from the Bankruptcy Proceedings:

               (i) such Seller will operate the Assets in the ordinary course of its business, consistent with past practice as a debtor-in-possession;

          (ii) such Seller will not encumber the Assets with any Liens except for Liens incurred in the ordinary course of its business or with Permitted Liens or Liens in favor of the Pre-Petition Lenders or the DIP Lenders (and any such Liens in favor of the Pre-Petition Lenders or DIP Lenders shall not survive the Closing);

          (iii) such Seller will not amend, in any material respect, any Revenue Leases or Ground Leases, except for amendments in the ordinary course of its business, and, without limiting the foregoing, the extension or renewal of any Revenue Leases or Ground Leases shall not be deemed to be an amendment for purposes of this Section 7.01, provided, that (x) such Seller shall not extend
                               --------
or renew any Revenue Lease at a rental rate that is less than the present rental rate thereunder, without the consent of Purchaser which consent shall not be unreasonably withheld or delayed, and (y) such Seller shall not extend or renew any Ground Lease at a rental rate that exceeds the greater of (1) one hundred twenty five percent (125%) of the present rental rate thereunder or (2) $500 per month more than the present rental rate thereunder, without the consent of Purchaser which consent shall not be unreasonably withheld or delayed;

          (iv) such Seller shall notify Purchaser of any pending or threatened governmental investigations or hearings, within such Seller's Knowledge, that would be expected to materially adversely affect the Assets taken as a whole; and

          (v) such Seller will comply with all Applicable Laws in all material respects, the compliance with which is required for consummation of the transactions contemplated by this Agreement.

          SECTION 7.02.  Access.  Each Seller shall provide Purchaser and its
                         ------
representatives, at reasonable times and upon reasonable advance notice to such Seller, with reasonable access to the Assets that are purported to be owned by such Seller, and such Seller shall make available to Purchaser or its representatives all documents, records and information as Purchaser may reasonably request with respect to the ownership or operation of such Assets or the terms of related Liabilities, subject to any confidentiality agreements restricting such disclosure or access. At reasonable times and upon reasonable advance notice to any Seller, Purchaser and its representatives shall have the right to enter Sites that are operated by such Seller for purposes of Purchaser or its representatives conducting surveys, tests and studies that are necessary or appropriate in connection with inspecting such Sites; provided that if such
                                                         --------
surveys, tests or studies include sampling, Purchaser shall provide such Seller with a reasonable opportunity to review the scope of work for sampling before it is performed, and Purchaser shall defend, indemnify and hold harmless such Seller against any and all Losses and Expenses to the extent caused by such sampling.

          SECTION 7.03.  Confidentiality.  (a)  If this Agreement is terminated,
                         ---------------
Purchaser hereby agrees that Purchaser, its Affiliates and its representatives will immediately (and without request by any Seller) deliver to MobileMedia Communications on behalf of Sellers, and Purchaser will not retain any copies of all documents, work papers and other material obtained by Purchaser or on its behalf from any Seller or any of their Affiliates or representatives in connection with this Agreement, whether so obtained before or after the execution hereof. If this Agreement is terminated, Purchaser (and its Affiliates and representatives) will not use or disclose, directly or indirectly, any information so obtained, and will have all such information kept confidential and not used in any way detrimental to any Seller or any of their Affiliates; provided, that: (i) Purchaser may use and disclose any such information which
--------
has been publicly disclosed (other than by the Purchaser or any of its Affiliates or representatives in breach of their obligations under this Section 7.03), and (ii) to the extent that Purchaser or any of its Affiliates or representatives may become legally compelled to disclose any of such information, Purchaser, its Affiliate or representative may disclose such information if they shall have accorded the applicable Seller the opportunity to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information required to be so disclosed.

          (b) Purchaser, its Affiliates and its representatives shall comply with the requirements of all existing agreements to which Purchaser is a party applicable to the use or confidentiality of information regarding the Assets, any Seller, any of their Affiliates or any of their respective businesses.

          (c) Without limiting the other provisions of this Section 7.03, the applicable Seller may impose reasonable confidentiality restrictions on Purchaser and its representatives regarding any inspection by Purchaser and its representatives in connection with Section 7.02.

          SECTION 7.04.  Maintenance of Records.  For a period of fifteen (15)
                         ----------------------
years from the Closing Date: (i) Purchaser and its Affiliates shall keep and maintain all documents and records relating to the Assets or Liabilities, or
(ii) Purchaser shall (at its expense) deliver to the applicable Seller copies of any of such documents or records which Purchaser chooses not to maintain (unless such Seller grants permission, in writing, for Purchaser to destroy specified documents and records). Upon reasonable notice and request, Purchaser shall make such documents and records available to such Seller for inspection and copying, at such Seller's expense, during regular business hours in order to permit such Seller to (i) prepare for, dispute or respond to any claim or proceeding, including, without limitation, audits in connection with tax returns or proceedings under the Internal Revenue Code, and (ii) comply with governmental requirements applicable to such Seller or any of its Affiliates; provided, that
                                                                 --------
any such inspection pursuant to this Section 7.04 shall be conducted in such a manner so as not to unreasonably interfere with the normal conduct of the business by Purchaser.

          SECTION 7.05.  Deposit; Liquidated Damages.
                         ---------------------------

          (a) Purchaser shall cause the Letter of Credit to be issued to MobileMedia Communications (on behalf of Sellers) within three (3) business days after the date hereof, which Letter of Credit shall be drawn on by MobileMedia Communications or returned to Purchaser as provided below, and in accordance with the terms of the Letter of Credit:

               (i) if the Closing shall occur, the Letter of Credit shall be returned to Purchaser at the Closing;

               (ii) if this Agreement is terminated pursuant to Section 8.01(c) and a breach by the Purchaser of this Agreement causes such termination event, or if this Agreement is terminated pursuant to Section 8.01(e), MobileMedia Communications on behalf of Sellers may present and draw on the Letter of Credit, in partial or full payment of the Sellers' Liquidated Damages as the case may be; and

               (iii) if this Agreement is terminated pursuant to Sections 8.01(a), 8.01(b) or 8.01(d), or if this Agreement is terminated pursuant to
Section 8.01(c) and there is no breach by the Purchaser of this Agreement which causes the Section 8.01(c) termination event, MobileMedia Communications on behalf of Sellers shall promptly return the Letter of Credit to Purchaser.

          (b) Each of Purchaser and each Seller shall perform and act with respect to the Letter of Credit consistent with the provisions of this Section
7.05 and the applicable provisions of the Letter of Credit.

          (c) Purchaser hereby acknowledges that the actual damages to Sellers in the event that this Agreement is terminated pursuant to Section 8.01(e) or the Closing does not occur by the date specified in Section 8.01(c) due to a breach by Purchaser of any of its representations, warranties, covenants or agreements under this Agreement will equal or exceed $12,500,000 ("Sellers' Liquidated Damages"), provided that Sellers' Liquidated Damages
                      --------
shall be $5,000,000 if this Agreement is terminated pursuant to Section 8.01(e) prior to the issuance of the Bankruptcy Court Order. In the event that the Closing does not occur by the date specified in Section 8.01(c) due to such breach by Purchaser of this Agreement or this Agreement is terminated pursuant to Section 8.01(e), Purchaser shall promptly pay to MobileMedia Communications (on behalf of Sellers) cash in the amount, if any, that the Sellers' Liquidated Damages exceeds the amount of any payment made under the Letter of Credit to MobileMedia Communications (on behalf of Sellers). In the event of such breach by Purchaser, the Letter of Credit Disbursement shall be paid to MobileMedia Communications (on behalf of Sellers) and applied to Sellers' Liquidated Damages pursuant to Section 7.05(a)(ii), provided, that, Purchaser shall be and remain
                                 --------
primarily liable to Sellers for the full and prompt payment of the entire amount of Sellers' Liquidated Damages (in the event that the Issuing Bank does not so promptly pay the full amount of the Letter of Credit Disbursement to MobileMedia Communications, and upon any such payment by Purchaser of the full amount of the Sellers' Liquidated Damages, MobileMedia Communications shall return the Letter of Credit to Purchaser).

          SECTION 7.06.  Pre-Closing Claims and Rights.  The parties acknowledge
                         -----------------------------
and agree that the Assets that are being sold and assigned hereunder shall not include any claims, causes of actions, indemnities, recoveries or similar rights (individually and collectively the "Pre-Closing Rights") that may exist in favor of any Seller with respect thereto regarding acts or events which arise or occur prior to the Closing Date or otherwise relate to the period prior to the Closing Date, and such Seller shall not be deemed to have sold or assigned the Pre-Closing Rights to Purchaser hereunder.

          SECTION 7.07.  Prorations.
                         ----------

          (a) Each Seller shall be entitled to all rent and related payments under the Revenue Leases to which it is party relating to any period (or portion thereof) preceding the Closing Date (regardless of the actual rent receipt date). Purchaser shall promptly remit to MobileMedia Communications on behalf of Sellers, all rent and related payments that Purchaser receives or collects from Tenants under the Revenue Leases regarding rent relating to any period (or portion thereof) preceding the Closing Date. Such rent shall include the application of any guarantee payments, indemnities, setoffs or similar payments or recoveries that are applied to rent. The parties agree that all such payments received by Purchaser or its representatives from or on behalf of a Tenant shall applied in the following order: (i) first, to unpaid rent that has been due within sixty (60) days preceding such rent receipt date, first applied to rent that is most remotely in arrears, (ii) next, to rent that is due on such rent receipt date or comes due during the immediately succeeding forty
(40) -day period, (iii) next, to unpaid rent that has been due more than sixty
(60) days preceding such rent receipt date, first applied to rent that is most remotely in arrears, and (iv) then, to rent coming due more than forty (40) days after such rent receipt date. Notwithstanding the foregoing provisions of this
Section 7.07(a), Purchaser shall be entitled to all rent under the Revenue Leases which comprises rental payments relating to any period (or portion thereof) on or after the Closing Date ("Post-Closing Period Revenue Leases Prepaid Rent"), and Sellers shall deliver to Purchaser at Closing by payment of an amount equal to any Post-Closing Period Revenue Leases Prepaid Rent.

          (b) Sellers shall be responsible for paying all rent under the Ground Leases relating to any period (or portion thereof) which ends on or prior to the date immediately preceding the Closing Date. As applicable, with respect to rent under any Ground Lease that has been paid by or for any Seller and which comprises rental payments relating to any period (or portion thereof) on or after the Closing Date ("Post-Closing Period Ground Leases Prepaid Rent"), Purchaser shall reimburse Sellers at Closing by payment of an amount equal to the amount of any Post-Closing Period Prepaid Ground Lease Rent.

          (c) Utility charges, personal property taxes, real estate taxes and similar items relating to the Assets shall be ratably adjusted among the parties at the Closing (or as soon as reasonably practicable thereafter to the extent that the allocation is undetermined by the Closing Date). Subject to Section 3.01(k) regarding the allocation of Transfer Taxes And Charges, and without limiting the foregoing provision of this Section 7.07(c), Sellers shall be responsible for taxes relating to the Assets regarding any period (or portion thereof) which ends on or prior to the date immediately preceding the Closing Date and Purchaser shall be responsible for all taxes relating to the Assets regarding any period (or portion thereof) on or after the Closing Date.

          SECTION 7.08.  Certain Seller Undertakings Regarding Ground Leases,
                         ----------------------------------------------------
Sites and Related Matters.
-------------------------

          (a) Prior to the Closing, with respect to each Leased Site the applicable Seller which purports to lease such Site will, at its reasonable expense, forward to its lessor at the Leased Site, the following documents, requesting the execution and delivery thereof: (i) a landlord estoppel agreement (the "Estoppel Agreement"), substantially in the form of Exhibit D hereto, and
(ii) a memorandum of lease ("Memorandum of Lease"), substantially in the form of Exhibit E hereto (subject to the final sentence of this Section 7.08(a)). Such Seller shall not be responsible for any recordation costs or related fees with respect to any Memorandum of Lease. Such Seller will forward to Purchaser any Estoppel Agreement and Memorandum of Lease that have been so executed and delivered by such lessor and returned to such Seller. The parties acknowledge and agree that
(x) no Seller makes any representation or warranty as to whether any lessor will so execute and deliver any Estoppel Agreement or Memorandum of Lease, (y) no Seller shall have further responsibility in attempting to obtain the execution and delivery thereof, and (z) Purchaser shall not be entitled to exclude any Towers at a Leased Site from the Assets, and no Seller shall have any other liability or responsibility, solely because of such Seller's failure to deliver an executed and delivered Estoppel Agreement or Memorandum of Lease from the lessor at such Site. Sellers and Purchaser shall reasonably cooperate in connection with modifying the forms of Estoppel Agreement and Memorandum of Lease as appropriate for specific Sites.

          (b) On or prior to the Closing, the applicable Seller shall provide to Purchaser, at such Seller's reasonable expense as to the items listed in clauses (i) through (iii) and (v) below, the following affidavits and undertakings, each in form acceptable to such Seller in its reasonable discretion, to the extent that the same are required by Purchaser's title insurance company, if Purchaser elects to purchase owner's and/or leasehold title insurance policies, as the case may be (written on ALTA Form B-1970, if available in the applicable jurisdictions), for each of the Sites: (i) affidavits regarding parties in possession of the real property, (ii) affidavits certifying as to matters that would give rise to the filing of a mechanic's or materialman's lien, (iii) so-called "gap" undertakings, (iv) such other documents that a title company customarily requests from an owner of real property which are necessary either to allow the deed or Memorandum of Lease to be recorded or to remove standard preprinted exceptions regarding factual matters (provided that the same can be furnished at no additional expense to any Seller), and (v) evidence reasonably satisfactory to Purchaser and the title company that the Persons executing closing documents on behalf of such Seller have appropriate right, power and authority to do so. Any such title insurance policies shall be subject only to Permitted Liens. In furtherance of this
Section 7.08(b) the applicable Seller will provide to Purchaser copies of any or all of the following items for each of the Sites which may then be in the possession of such Seller or any of its a wholly-owned subsidiaries, and which have been prepared within the five (5)-year period preceding the date hereof:
(1) title reports, commitments and policies, (2) surveys, and (3) zoning reports.

          (c) If Purchaser elects to order a current survey (the "Survey") of any Site that any Seller owns, leases, or subleases and which is included in the Assets, such Seller shall cooperate in all commercially reasonable respects with Purchaser's reasonable requests to obtain, at Purchaser's sole cost and expense, any such current survey. If the Survey shall disclose any defect(s) or encroachment(s) from or onto the Site that has not been cured, or will not be insured over by Purchaser, and such defect(s) or encroachment(s), in the aggregate, have a material adverse effect on the value of the Site in question, then Seller and Purchaser shall in good faith attempt to correct such defect consistent with the provisions of Section 7.09(b), including the limitation on the obligation to expend funds set forth therein.

          SECTION 7.09.  Certain Post-Closing Obligations.
                         --------------------------------

          (a) For a period of four (4) months following the Closing Date, Seller shall make Bruce Hightower available on a substantially full-time basis to assist Purchaser regarding any Purchaser efforts to negotiate renewals or extensions of Ground Leases, to the extent that Bruce Hightower is an employee of Seller during such period (at no cost to Purchaser). If Bruce Hightower is not an employee of Seller during such period, Seller's obligation under this
Section 7.09(a) shall apply to any employee of Seller who succeeds to Bruce Hightower's duties and responsibilities (at no cost to Purchaser); provided,
                                                                   --------
that Seller's obligations under this Section 7.09(a) shall cease as of any date on which Purchaser or its Affiliates hire Bruce Hightower as an employee or consultant. Purchaser acknowledges and agrees that Seller is not making any representation or warranty or agreement under this Section 7.09(a) that Seller will retain Bruce Hightower as an employee or consultant at any time following the date hereof through the four (4)-month anniversary of Closing Date.

          (b) Without limiting each Seller's obligations under Section 7.10, each Seller shall reasonably cooperate with Purchaser, and each Seller shall use commercially reasonable efforts, to cure any breaches of such Seller's representations and warranties in Section 4.02 regarding title defects, and to correct Survey defects pursuant to Section 7.08(c); provided that Purchaser
                                                    --------
acknowledges and agrees that this Section 7.09(b) shall not be construed as obligating any Seller to expend any funds or to incur any expenses in connection with any such cure or correction.

          (c) In the event that any Seller is unable to convey good title to any Real Property (or portion thereof) to Purchaser, such Seller and Purchaser shall in good faith attempt to implement a commercially reasonable and feasible arrangement that will provide Purchaser with a non-fee ownership possessory interest to such Real Property (or portion thereof).

          (d) Purchaser and Sellers shall amend Schedule I, from time to time, to include the legal descriptions of any Site that is in such party's possession.

          (e) The Master Lease, in Section 2(c), contemplates certain procedures for the compensation of Purchaser (including without limitation by the substitution of rental sites in the event that Seller and Purchaser are unable to extend the terms of Ground Leases to at least the fifth (5th) anniversary of the date of the Master Lease), or are unable to cure certain title defects for any owned Site. The Master Lease, in Section 11, contemplates certain procedures and obligations of Lessee regarding the "overloading" of any Tower.

          SECTION 7.10.  Further Assurances.  Each of the Purchaser and each
                         ------------------
Seller further agrees that prior to the Closing it will use reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under the Code, the Internal Revenue Code and other applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary filings and notices including, but not limited to: (i) obtaining the Order, and
(ii) Purchaser making all applicable filings with the FCC as contemplated by
Section 9.01(d). Furthermore, each of the Purchaser and each Seller agrees either prior to or after the Closing (subject to the provisions hereof concerning responsibility for costs and expenses)to execute and deliver other documents and take other actions as the other party may reasonably request which are necessary to consummate the transactions contemplated hereby.

          SECTION 7.11.  Indemnification.  (a)  Subject to the provisions of
                         ---------------
this Section 7.11, each Seller shall jointly and severally indemnify, protect and hold harmless each Purchaser Group Member from and against any and all Losses and Expenses, whether or not litigation is commenced, imposed in any manner upon, incurred by or asserted against such Purchaser Group Member in connection with or arising from:

               (i) any breach of any representation or warranty of a Seller contained in this Agreement or in an Ancillary Agreement;

               (ii) any breach of any covenant or agreement of a Seller contained in this Agreement or in an Ancillary Agreement; or

               (iii) any claim by any broker, finder or investment banker engaged or allegedly engaged by a Seller or any

Affiliate thereof in connection with any of the transactions contemplated by this Agreement;

provided, that no Seller shall be required to indemnify, protect or hold any
--------
Purchaser Group Member harmless from or against any such Loss or Expense to the extent that such Loss or Expense arises out of (A) such Purchaser Group Member's own gross negligence or willful misconduct or (B) the breach of any of the representations or warranties of Purchaser contained in this Agreement or in an Ancillary Agreement, or the breach of any covenant or agreement of Purchaser contained in this Agreement or in an Ancillary Agreement.

          (b) The indemnification obligation provided for in Section 7.11(a)(i) shall terminate with respect to any claim on the earlier of the third (3rd) anniversary of the Closing Date and the expiration of the applicable statute of limitations. The indemnification obligation provided for in Section 7.11(a)(ii) shall continue until the earlier of three (3) years after the applicable Purchaser Group Member knew or should have known of the breach of the covenant or agreement by the applicable Seller and the expiration of the applicable statute of limitations, except that indemnification by Sellers with respect to a breach of Section 7.07 shall continue until the expiration of the applicable statute of limitations. The indemnification obligation provided for in Section 7.11(a)(iii) shall continue until the expiration of the applicable statute of limitations.

          (c) Subject to the provisions of this Section 7.11, Purchaser shall indemnify, protect and hold harmless each Seller Group Member from and against any and all Losses and Expenses, whether or not litigation is commenced, imposed in any manner upon, incurred by or asserted against such Seller Group Member in connection with or arising from:

               (i) any breach of any representation or warranty of Purchaser contained in this Agreement or in an Ancillary Agreement;

               (ii) any breach (other than as specified in clause (iii) below) of any covenant or agreement of Purchaser contained in this Agreement or in an Ancillary Agreement;

               (iii) any breach by Purchaser of any covenant or agreement contained in Section 2.03 or Section 7.02; or

               (iv) any claim by any broker, finder or investment banker engaged or allegedly engaged by Purchaser or any Affiliate thereof in connection with any of the transactions contemplated by this Agreement; or
provided, that Purchaser shall not be required to indemnify, protect or hold any
--------
Seller Group Member harmless from or against any such Loss or Expense to the extent that such Loss or Expense arises out of (A) such Seller Group Member's own gross negligence or willful misconduct or (B) the breach of any of the representations or warranties of a Seller contained in this Agreement or in an Ancillary Agreement, or the breach of any of covenant or agreement of a Seller contained in this Agreement or in an Ancillary Agreement.

          (d) The indemnification obligation provided for in Section 7.11(c)(i) shall terminate with respect to any claim on the earlier of the third (3rd) anniversary of the Closing Date and the expiration of the applicable statute of limitations. The indemnification obligation provided for in Section 7.11(c)(ii) shall continue until the earlier of three (3) years after the applicable Seller Group Member knew or should have known of the breach of the covenant or agreement by Purchaser and the expiration of the applicable statute of limitations, except that indemnification by Purchaser with respect to a breach of Section 7.07 shall continue until the expiration of the applicable statute of limitations. The indemnification obligation provided for in Sections 7.11(c)(iii) or 7.11(c)(iv) shall continue until the expiration of the applicable statute of limitations.

          (e) Any Seller Group Member or Purchaser Group Member (the "Indemnified Party") seeking indemnification hereunder shall promptly give notice (a "Claim Notice") to the party obligated to provide indemnification to such Indemnified Party (the "Indemnitor") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any Ancillary Agreement upon which such claim is based; provided, however, that
                                                        --------  -------
a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given in accordance with Section 7.11(f). In calculating any Loss or Expense there shall be deducted (i) any insurance recovery in respect thereof (and no right of subrogation shall accrue hereunder to any insurer) and (ii) the amount of any tax benefit to the Indemnified Party (or any of its Affiliates) with respect to such Loss or Expense (after giving effect to the tax effect of receipt of the indemnification payments). The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.

          (f) (i) In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any third Person against an Indemnified Party (whether or not in writing), such Indemnified Party shall notify the Indemnitor in writing, and in reasonable detail, of the third Person claim within ten (10) business days after receipt by such Indemnified Party of written notice of the third Person claim. Thereafter, the Indemnified Party shall deliver to the Indemnitor, promptly after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the third Person claim.

               (ii) In the event of the initiation of any legal proceeding, claim or demand against the Indemnified Party by a third Person, the Indemnitor shall have the sole and absolute right after the receipt of notice, at its option and at its own expense, to be represented by counsel of its choice and to control, defend against, negotiate, settle or otherwise deal with any proceeding, claim, or demand which relates to any Loss or Expense indemnified against hereunder; provided, that the Indemnified Party may participate in any
                   --------
such proceeding with counsel of its choice and at its expense. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such legal proceeding, claim or demand. To the extent the Indemnitor elects not to defend such proceeding, claim or demand, and the Indemnified Party defends against or otherwise deals with any such proceeding , claim or demand, the Indemnified Party may retain counsel, at the expense of the Indemnitor, and control the defense of such proceeding. Neither the Indemnitor nor the Indemnified Party may settle any such proceeding which settlement obligates the other party to pay money, to perform obligations or to admit liability without the consent of the other party, such consent not to be unreasonably withheld.

          (g) Notwithstanding anything to the contrary in this Agreement, the Sellers in the aggregate shall be required to indemnify and hold harmless Purchaser Group Members under Section 7.11(a)(i) with respect to Losses and Expenses incurred by Purchaser Group Members only up to a cumulative aggregate maximum of $25,000,000, it being agreed and acknowledged that indemnification claims under Sections 7.11(a)(ii) or 7.11(a)(iii) shall not be subject to any such maximum limit. The indemnifiable Losses and Expenses claims limitation in the preceding sentence refers to the cumulative claims by Purchaser Group Members against any and all of the Sellers in the aggregate. Notwithstanding anything to the contrary in this Agreement, Purchaser shall be required to indemnify and hold harmless Seller Group Members under Section 7.11(c)(i) with respect to Losses and Expenses incurred by Seller Group Members only up to a cumulative aggregate maximum of $25,000,000, it being agreed and acknowledged that indemnification claims under Sections 7.11(c)(ii), 7.11(c)(iii) or 7.11(c)(iv) shall not be subject to any such maximum limit. Notwithstanding the foregoing,

Purchaser's maximum liability hereunder to Seller Group Members regarding any breaches of this Agreement by Purchaser which cause the Closing not to occur by the date specified in Section 8.01(c) or this Agreement to terminate pursuant to
Section 8.01(e) shall be an amount equal to the Sellers' Liquidated Damages pursuant to Section 7.05(c).

          (h) No Seller shall be required to indemnify any Purchaser Group Member for any claims arising under Sections 7.11(a)(i) or 7.11(a)(ii) with respect to any claim or group of claims arising from the same facts unless the amount of the aggregate Losses arising under Sections 7.11(a)(i) and 7.11(a)(ii) from the same or different facts exceeds $1,000,000 (in which event the entire amount of such indemnifiable claims arising under Sections 7.11(a)(i) or 7.11(a)(ii) may be recovered, subject to Section 7.11(g)). Purchaser shall not be required to indemnify any Seller Group Member for any claims arising under Sections 7.11(c)(i) or 7.11(c)(ii) with respect to any claim or group of claims arising from the same facts unless the amount of the aggregate Losses arising under Sections 7.11(c)(i) and 7.11(c)(ii) from the same or different facts exceeds $1,000,000 (in which event the entire amount of such indemnifiable claims arising under Sections 7.11(c)(i) or 7.11(c)(ii) may be recovered, subject to Section 7.11(g)).

          (i) In no event shall any Seller, Purchaser or any of their respective Affiliates be liable for any Consequential Damages arising under or in connection with this Agreement or any Ancillary Agreement, other than Consequential Damages resulting from breaches of Section 2.03 or Section 7.02.

                                 ARTICLE VIII

                           TERMINATION OF AGREEMENT

          SECTION 8.01.  Termination.  This Agreement and the transactions
                         -----------
contemplated hereby may be terminated at any time prior to the Closing Date:

          (a) by mutual written consent of MobileMedia Communications (on behalf of Sellers) and Purchaser;

          (b) by Sellers' entering into a definitive agreement for a Competing Transaction (and promptly thereafter MobileMedia Communications (on behalf of Sellers) shall return the Letter of Credit to Purchaser), in which event Sellers shall pay the Purchaser's Liquidated Damages in accordance with Section 6.04 (provided that Purchaser has not breached this Agreement), and Sellers shall have no further obligation or liability to Purchaser in connection with this Agreement and Sellers shall not be subject to damages or other liability to Purchaser in connection with Sellers terminating this Agreement;

          (c) by Purchaser or by MobileMedia Communications (on behalf of Sellers) if the Closing shall not have occurred prior to the close of business on December 31, 1998 (subject to extension as provided in Section 8.02); provided, that the party seeking to terminate this Agreement pursuant to this
--------
Section 8.01(c) shall be permitted to do so only if the delay in the Closing shall not have resulted from the failure of such party to materially comply with any of the terms of this Agreement;

          (d) by Purchaser if prior to the Closing (i) Sellers provide modifications and exceptions to their representations and warranties hereunder which modifications and exceptions in their entirety represent a materially adverse change to Purchaser's interests under this Agreement, the Ancillary Agreements and the Master Lease taken as a whole, as compared with the representations and warranties that Sellers make as of the date hereof, (ii) Sellers materially breach their representations and warranties contained herein taken as a whole (subject to modification thereof pursuant to Section 4.08), or
(iii) any Seller materially breaches a covenant or agreement contained herein, and the effect of such breach is materially adverse to Purchaser's interests under this Agreement, the Ancillary Agreements and the Master Lease taken as a whole; or

          (e) by MobileMedia Communications (on behalf of Seller) if prior to the Closing (i) Purchaser provides modifications and exceptions to its representations and warranties hereunder which modifications and exceptions in their entirety represent a materially adverse change to Sellers' interests under this Agreement, the Ancillary Agreements and the Master Lease taken as a whole, as compared with the representations and warranties that Purchaser makes as of the date hereof, (ii) Purchaser materially breaches its representations and warranties contained herein taken as a whole (subject to modification thereof pursuant to Section 5.04), or (iii) Purchaser materially breaches a covenant or agreement contained herein and the effect of such breach is materially adverse to Sellers' interests under this Agreement, the Ancillary Agreements and the Master Lease taken as a whole.

          SECTION 8.02.  Certain Termination Events Cure Period.
                         --------------------------------------

          In the event that Purchaser wishes to terminate this Agreement pursuant to Section 8.01(d) or MobileMedia Communications (on behalf of Sellers) wishes to terminate this Agreement pursuant to Section 8.01(e), as the case may be, the party seeking termination shall notify the breaching party (the "Breaching Party") in writing of the existence of such breach

(the "Termination Notice") and thereupon the Breaching Party shall have the right (but not the obligation) to cure such breach within the 120-day period following delivery of the Termination Notice, and this Agreement shall not terminate if such breach is cured within the 120-day cure period. If the duration of the 120-day period would extend beyond December 31, 1998 then such date shall be extended to the end of such 120-day period or such earlier date as soon as reasonably practicable after such breach is cured or some other date as the parties may agree upon.

          SECTION 8.03.  Effect of Termination.  If this Agreement shall be
                         ---------------------
terminated pursuant to Section 8.01, all further obligations of Purchaser and Sellers under this Agreement shall terminate without further liability of any party hereto except for those further obligations of the Purchaser and Sellers under the proviso in Section 7.02 and under Sections 7.03, 7.05, 7.11, 10.05 and 10.08.

                                  ARTICLE IX

                              CLOSING CONDITIONS

          SECTION 9.01.  Closing Conditions.  Unless waived by the applicable
                         ------------------
party (and consummation of the Closing shall be deemed to constitute such waiver), the obligations of the parties to enter into and consummate the Closing transactions contemplated in Article III hereof shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

          (a) the Bankruptcy Court Order shall have been issued and shall be in full force and effect, and all conditions contemplated by the Bankruptcy Court Order to consummation of the transactions contemplated hereby shall have been satisfied;

          (b) in the case of Purchaser, the representations and warranties of Sellers contained herein (as such representations and warranties may be modified pursuant to Section 4.08) shall be true and correct in all material respects, and Sellers shall have complied with the covenants of Sellers contained in
Article VII in all material respects, unless waived by Purchaser;

          (c) in the case of Sellers, the representations and warranties of Purchaser contained herein (as such representations and warranties may be modified pursuant to Section 5.04) shall be true and correct in all material respects, and Purchaser shall have complied with the covenants of Purchaser contained in Article VII in all material respects, unless waived by Seller;

          (d) in the case of Sellers, Purchaser shall have made all filings with the FCC with respect to consummating the transactions contemplated by this Agreement if applicable;

          (e) there shall not be any statute, rule or regulation promulgated or enacted which makes it illegal for Sellers to sell and assign the Assets or for Purchaser to purchase the Assets and assume the Liabilities, or any order or judgment enjoining Sellers or Purchaser from consummating the transactions contemplated hereby; and

          (f) the Debtors shall have assumed and assigned, pursuant to section 365 of the Code, the Revenue Leases and Ground Leases to which the Debtors are party.

                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01.  Notices.  All notices or other communications required
                          -------
or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally, by courier or facsimile transmission or mailed (first class postage prepaid) to the parties at the addresses or facsimile numbers set forth below:

          If to Purchaser to:
          ------------------

                    Pinnacle Towers Inc.
                    1549 Ringling Blvd., Third Floor
                    Sarasota, FL 34236
                    Telecopy: (941) 364-8761
                    Attention: Robert J. Wolsey

          With a copy to:

                    Holland & Knight LLP
                    400 N. Ashley Drive, Suite 2000
                    Tampa, FL 33602
                    Telecopy: (813) 229-0134
                    Attention: Trey Baldy

          If to any Seller to:
          -------------------

                    MobileMedia Communications, Inc.
                    Fort Lee Executive Park
                    One Executive Drive, Suite 500
                    Fort Lee, NJ  07024
                    Telecopy:  (201) 969-4506
                    Attention: Joseph A. Bondi

          With a copy to:

                    Sidley & Austin
                    875 Third Avenue
                    New York, NY  10022
                    Telecopy:  (212) 906-2021
                    Attention: David L. Ridl

          All such notices and other communications will (x) if delivered personally or by courier to the address provided in this Section 10.01, be deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number provided in this Section 10.01, be deemed given when receipt of transmission has been orally confirmed by the sending party, and (z) if delivered by first class or registered mail in the manner described above to the address as provided in this Section 10.01, be deemed given three (3) business days after deposit in the United States mail (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 10.01). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party.

          SECTION 10.02.  Binding Effect.  This Agreement shall be binding upon
                          --------------
and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may not be assigned by Sellers or Purchaser without the consent of the other party, except for an assignment by any party to any successor of all or substantially all the operating assets of such party and its Affiliates taken as a whole (which shall not require the consent of the other party).

          SECTION 10.03.  Amendments.  This Agreement may be amended only by
                          ----------
written agreement of all of the parties. Any consents or waivers hereunder shall require the written agreement of all of the parties.

          SECTION 10.04.  Counterparts.  This Agreement may be executed in one
                          ------------
or more counterpart all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

          SECTION 10.05.  Expenses.  Except as otherwise expressly provided
                          --------
herein, all legal and other costs and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          SECTION 10.06.  Calculations.  MobileMedia Communications (on behalf
                          ------------
of Sellers and Purchaser) shall calculate any payments under this Agreement which require any calculation, including without limitation payment amounts under Sections 3.01 and 7.07, which calculations shall be binding on the parties absent error. The parties shall provide MobileMedia Communications with necessary information for enabling MobileMedia Communications to make accurate calculations hereunder. Purchaser shall have the right to verify any such calculations, and to contest the computation of any calculation regarding which Purchaser disagrees in good faith.

          SECTION 10.07.  Entire Agreement.  This Agreement and the Schedules
                          ----------------
and Exhibits described herein or attached or delivered pursuant hereto set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof.

          SECTION 10.08.  Brokers.  Purchaser represents and warrants to Seller
                          -------
that Purchaser has not employed any broker, finder or investment banker which might be entitled to any brokerage, finder's or other fee or commission from Purchaser or Seller in connection with this Agreement or the consummation of any transaction contemplated hereunder. Each Seller severally represents and warrants to Purchaser that other than The Blackstone Group, L.P., whose fees shall be paid by Seller, it has not employed any broker, finder or investment banker which might be entitled to any brokerage, finder's or other fee or commission from Seller or Purchaser in connection with this Agreement or the consummation of any transactions contemplated hereunder.

          SECTION 10.09.  Governing Law.  This Agreement shall be governed by
                          -------------
and construed in accordance with the internal laws of the State of New York.

          SECTION 10.10.  No Third Party Beneficiaries.  This Agreement shall
                          ----------------------------
not create any rights, claims or benefits inuring to any Person that is not a party hereto or establish any third-party beneficiary of any of the obligations of the parties set forth herein (except as expressly provided in Section 7.11).

          IN WITNESS WHEREOF, this Purchase Agreement has been executed and delivered by the parties hereto as of the day and year first above written.


PINNACLE TOWERS INC., a Delaware        MOBILEMEDIA CORPORATION,a Delaware
corporation                             corporation, as debtor and
                                        debtor-in-possession

By: /s/ Robert J. Wolsey                By: /s/ Joseph A. Bondi
   ----------------------                  -------------------------------
   Name:   Robert J. Wolsey                Name:   Joseph A. Bondi
   Title:  President                       Title:  Chairman-Restructuring

MOBILEMEDIA COMMUNICATIONS, INC.        MOBILEMEDIA COMMUNICATIONS, INC., a
(CALIFORNIA), a California              Delaware corporation, as debtor and
corporation, as debtor and              debtor-in-possession
debtor-in-possession

By: /s/ Joseph A. Bondi                 By: /s/ Joseph A. Bondi
   -----------------------------           ------------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restructuring

MOBILEMEDIA DP PROPERTIES, INC., a      MOBILE COMMUNICATIONS CORPORATION OF
Delaware corporation, as debtor and     AMERICA, a Mississippi corporation,
debtor-in-possession                    as debtor and debtor-in-possession


By: /s/ Joseph A. Bondi                 By: /s/ Joseph A. Bondi
   -----------------------------           -------------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restructuring


MOBILEMEDIA PCS, INC., a Delaware       MOBILECOMM OF THE WEST, INC., a
corporation, as debtor and              California corporation, as debtor and
debtor-in-possession                    debtor-in-possession

By: /s/ Joseph A. Bondi                 By:  /s/ Joseph A. Bondi
   ---------------------------             ----------------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restructuring

DIAL PAGE SOUTHEAST, INC., a Delaware   MOBILECOMM OF THE SOUTHWEST, INC., a
corporation, as debtor and              Texas corporation, as debtor and
debtor-in-possession                    debtor-in-possession

By: /s/ Joseph A. Bondi                 By: /s/ Joseph A. Bondi
   ---------------------------             ----------------------------------
   Name:  Joseph A. Bondi                  Name:   Joseph A. Bondi
          Chairman-Restructuring           Title:  Chairman-Restructuring

RADIO CALL CO., OF VIRGINIA, INC., a    MOBILECOMM OF TENNESSEE, INC., a
Virginia corporation, as debtor and     Tennessee corporation, as debtor and
debtor-in-possession                    debtor-in-possession

By:/s/ Joseph A. Bondi                  By: /s/ Joseph A. Bondi
   ---------------------------             -----------------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restructuring


MOBILECOMM OF FLORIDA, INC., a          MOBILECOMM NATIONWIDE OPERATIONS,
Florida corporation, as debtor and      INC., a Delaware corporation, as
debtor-in-possession                    debtor and debtor-in-possession

By: /s/ Joseph A. Bondi                 By: /s/ Joseph A. Bondi
   ---------------------------             ------------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restructuring


MOBILECOMM OF THE MIDSOUTH, INC., a     MOBILECOMM OF THE SOUTHEAST, INC., a
Missouri corporation, as debtor and     Delaware corporation, as debtor and
debtor-in-possession                    debtor-in-possession

By: /s/ Joseph A. Bondi                 By: /s/ Joseph A. Bondi
    -------------------------              -----------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restricting


FWS RADIO, INC., a Texas corporation,   MOBILEMEDIA PAGING, INC., a Delaware
as debtor and debtor-in-possession      corporation, as debtor and
                                        debtor-in-possession

By: /s/ Joseph A. Bondi                 By: /s/  Joseph A. Bondi
   --------------------------              ------------------------------
   Name:   Joseph A. Bondi                 Name:   Joseph A. Bondi
   Title:  Chairman-Restructuring          Title:  Chairman-Restructuring

MOBILECOMM OF THE NORTHEAST, INC., a       MOBILECOMM OF THE SOUTHEAST PRIVATE
Delaware corporation, as debtor and        CARRIER OPERATIONS, INC., a Georgia
debtor-in-possession                       corporation, as debtor and
                                           debtor-in-possession

By: /s/ Joseph A. Bondi                    By: /s/ Joseph A. Bondi
    -------------------------                  --------------------------
    Name:   Joseph A. Bondi                    Name:   Joseph A. Bondi
    Title:  Chairman-Restructuring             Title:  Chairman-Restructuring

                                                                       EXHIBIT B
                                                                       ---------

                      GENERAL ASSIGNMENT AND BILL OF SALE
                      -----------------------------------


          1. Reference is made to that certain Purchase Agreement dated as of July 7, 1998 (the "Purchase Agreement") among MOBILEMEDIA CORPORATION, a Delaware corporation, MOBILEMEDIA COMMUNICATIONS, INC., a Delaware corporation, MOBILE COMMUNICATIONS CORPORATION OF AMERICA, a Mississippi corporation, MOBILECOMM OF THE WEST, INC., a California corporation, MOBILECOMM OF THE SOUTHWEST, INC., a Texas corporation, MOBILECOMM OF TENNESSEE, INC., a Tennessee corporation, MOBILECOMM NATIONWIDE OPERATIONS, INC., a Delaware corporation, MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA), a California corporation, MOBILEMEDIA DP PROPERTIES, INC., a Delaware corporation, MOBILEMEDIA PCS, INC., a Delaware corporation, DIAL PAGE SOUTHEAST, INC., a Delaware corporation, RADIO CALL CO. OF VIRGINIA, INC., a Virginia corporation, MOBILEMEDIA PAGING, INC., a Delaware corporation, MOBILECOMM OF THE SOUTHEAST, INC., a Delaware corporation, MOBILECOMM OF THE NORTHEAST, INC., a Delaware corporation, MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC., a Georgia corporation, MOBILECOMM OF FLORIDA, INC., a Florida corporation, MOBILECOMM OF THE MIDSOUTH, INC., a Missouri corporation, and FWS RADIO, INC., a Texas corporation (each a "Grantor"), and PINNACLE TOWERS INC., a Delaware corporation ("Grantee"). Capitalized terms used herein shall have the meanings specified in the Purchase Agreement unless otherwise defined herein.

          2. Grantors in consideration of the payment of the Purchase Price and the assumption of Liabilities by Grantee pursuant to the Purchase Agreement, does hereby grant, bargain, sell, assign, set over and deliver unto Grantee, its successors and assigns, all right, title and interest of Grantors in and to the Assets.

          3. The representations and warranties of each Grantor in Article IV of the Purchase Agreement (as modified by the Disclosure Schedule thereto) which relate to the Assets are incorporated by reference herein.

          4. In the event of any inconsistency or conflict between any provisions of this General Assignment And Bill Of Sale and the Purchase Agreement, the Purchase Agreement provisions shall control.

          5. This General Assignment And Bill Of Sale may be executed in counterparts, all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this General Assignment And Bill Of Sale has been executed and delivered by the parties hereto as of the ___ day of __________.


PINNACLE TOWERS INC.,                   MOBILEMEDIA CORPORATION,
a Delaware corporation                  a Delaware corporation


By:_______________________________      By:_____________________________________


MOBILEMEDIA DP PROPERTIES, INC.,        MOBILEMEDIA COMMUNICATIONS, INC.,
a Delaware corporation                  a Delaware corporation


By:_______________________________      By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:


MOBILEMEDIA PCS, INC.,                  MOBILE COMMUNICATIONS CORPORATION
a Delaware corporation                  OF AMERICA, a Mississippi corporation



By:_______________________________      By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:


DIAL PAGE SOUTHEAST, INC.,              MOBILECOMM OF THE WEST, INC.
a Delaware corporation                  a California corporation


By:_______________________________      By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:


RADIO CALL CO. OF VIRGINIA,             MOBILECOMM OF THE SOUTHWEST, INC.
INC., a Virginia corporation            a Texas corporation


By:_______________________________      BY:_____________________________________
   Name:                                   Name:
   Title:                                  Title:

MOBILEMEDIA PAGING, INC.,               MOBILECOMM OF TENNESSEE, INC.,
a Delaware corporation                  a Tennessee corporation

By:_______________________________      By:_____________________________________
   Name:                                    Name:
   Title:                                   Title:


MOBILECOMM OF THE SOUTHEAST,            MOBILECOMM NATIONWIDE OPERATIONS,
INC., a Delaware corporation            INC., a Delaware corporation


By:_______________________________      By:____________________________________
   Name:                                    Name:
   Title:                                   Title:


MOBILECOMM OF THE NORTHEAST,            MOBILEMEDIA COMMUNICATIONS, INC.
INC., a Delaware corporation            (CALIFORNIA), a California corporation


By:_______________________________      By:____________________________________
   Name:                                    Name:
   Title:                                   Title:


MOBILECOMM OF THE SOUTHEAST             MOBILECOMM OF THE MIDSOUTH, INC.,
PRIVATE CARRIER OPERATIONS,             a Missouri corporation
INC., a Georgia corporation


By:_______________________________      By:____________________________________
   Name:                                    Name:
   Title:                                   Title:


MOBILECOMM OF FLORIDA, INC.,            FWS RADIO, INC.,
a Florida corporation                   a Texas corporation


By:_______________________________      By:____________________________________
   Name:                                    Name:
   Title:                                   Title:

                                                                       EXHIBIT C
                                                                       ---------

                       LIABILITIES ASSUMPTION AGREEMENT
                       --------------------------------

     THIS LIABILITIES ASSUMPTION AGREEMENT is made as of this __ day of _________, by and among PINNACLE TOWERS INC., a Delaware corporation ("Purchaser"), MOBILEMEDIA CORPORATION, a Delaware corporation, MOBILEMEDIA COMMUNICATIONS, INC., a Delaware corporation, MOBILE COMMUNICATIONS CORPORATION OF AMERICA, a Mississippi corporation, MOBILECOMM OF THE WEST, INC., a California corporation, MOBILECOMM OF THE SOUTHWEST, INC., a Texas corporation, MOBILECOMM OF TENNESSEE, INC., a Tennessee corporation, MOBILECOMM NATIONWIDE OPERATIONS, INC., a Delaware corporation, MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA), a California corporation, MOBILEMEDIA DP PROPERTIES, INC., a Delaware corporation, MOBILEMEDIA PCS, INC., a Delaware corporation, DIAL PAGE SOUTHEAST, INC., a Delaware corporation, RADIO CALL CO. OF VIRGINIA, INC., a Virginia corporation, MOBILEMEDIA PAGING, INC., a Delaware corporation, MOBILECOMM OF THE SOUTHEAST, INC., a Delaware corporation, MOBILECOMM OF THE NORTHEAST, INC., a Delaware corporation, MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC., a Georgia corporation, MOBILECOMM OF FLORIDA, INC., a Florida corporation, MOBILECOMM OF THE MIDSOUTH, INC., a Missouri corporation, and FWS RADIO, INC., a Texas corporation (each a "Seller"), pursuant to the Purchase Agreement dated as of July 7, 1998 (the "Purchase Agreement") among
                                    -
Purchaser and Seller. Capitalized terms herein shall have the meanings specified in the Purchase Agreement unless otherwise defined herein.

     WHEREAS, pursuant to Section 2.03 of the Purchase Agreement, at the Closing, Purchaser has agreed to assume certain liabilities and obligations relating to the Assets.

     NOW, THEREFORE, pursuant to the Purchase Agreement, Purchaser and Seller hereby agrees as follows:

     1.  Assumption of Liabilities.  In consideration of the sale, transfer,
         -------------------------
assignment, conveyance and delivery by Sellers of Sellers' interests and to in the Assets pursuant to the Purchase Agreement, Purchaser does hereby assume and agree to fully and timely pay, perform and discharge each of the following obligations and liabilities (of every kind and nature, including contingent) (the "Liabilities"):

         (a) all obligations and liabilities of Sellers in connection with the Ground Leases, which arise out of or relate to the period on and after the

               Closing Date, and which obligations or liabilities are contemplated by the Ground Leases;

          (b) all obligations and liabilities of Sellers in connection with the Revenue Leases, which arise out of or relate to the period on and after the Closing Date, and which obligations or liabilities are contemplated by the Revenue Leases; and

          (c) all other obligations and liabilities which arise out of or relate to the period on and after the Closing Date with respect to the ownership, possession, use, maintenance, licensing or operation of the Assets.

          2.   Further Assurances.  Each of the parties agree to take such
               ------------------
further actions and execute and deliver such other documents, certificates, agreements and other instruments as may be necessary or desirable in order to consummate or implement the assumption of the Liabilities contemplated hereby.

          3.   The Purchase Agreement. In the event of any inconsistency or
               ----------------------
conflict between any provisions of this Liabilities Assumption Agreement and the Purchase Agreement, the Purchase Agreement provisions shall control.

          4.   Governing Law.  This Liability Assumption Agreement shall be
               -------------
governed by and construed in accordance with the internal laws of the State of New York.

          5.   Counterparts.  This Liabilities Assumption Agreement may be
               ------------
executed in counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Liabilities Assumption Agreement has been executed and delivered by the parties hereto as of the day and year first above written.

PINNACLE TOWERS INC.,                MOBILEMEDIA CORPORATION,
a Delaware corporation               a Delaware corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


MOBILEMEDIA DP PROPERTIES, INC.,     MOBILEMEDIA COMMUNICATIONS, INC.,
a Delaware corporation               a Delaware corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


MOBILEMEDIA PCS, INC.,               MOBILE COMMUNICATIONS CORPORATION
a Delaware corporation               OF AMERICA, a Mississippi
                                     corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


DIAL PAGE SOUTHEAST, INC.,           MOBILECOMM OF THE WEST, INC.
a Delaware corporation               a California corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:     Title:


RADIO CALL CO. OF VIRGINIA,          MOBILECOMM OF THE SOUTHWEST, INC.
INC., a Virginia corporation         a Texas corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:

MOBILEMEDIA PAGING, INC.,            MOBILECOMM OF TENNESSEE, INC.,
a Delaware corporation               a Tennessee corporation

By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


MOBILECOMM OF THE SOUTHEAST,         MOBILECOMM NATIONWIDE OPERATIONS,
INC., a Delaware corporation         INC., a Delaware corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


MOBILECOMM OF THE NORTHEAST,         MOBILEMEDIA COMMUNICATIONS, INC.
INC., a Delaware corporation         (CALIFORNIA), a California
                                     corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


MOBILECOMM OF THE SOUTHEAST          MOBILECOMM OF THE MIDSOUTH, INC.,
PRIVATE CARRIER OPERATIONS,          a Missouri corporation
INC., a Georgia corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title:


MOBILECOMM OF FLORIDA, INC.,         FWS RADIO, INC.,
a Florida corporation                a Texas corporation


By:__________________________        By:__________________________
   Name:                                Name:
   Title:                               Title: